--------------------------------------------------------------------------------

                    STRUCTURAL AND COLLATERAL TERM SHEETS AND
                             COMPUTATIONAL MATERIALS
          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. (DEPOSITOR)
         Commercial Mortgage Pass-Through Certificates, Series 1999-WF2

--------------------------------------------------------------------------------

                                     Legend

         Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement to the prospectus dated August 18, 1998 relating to certain classes of certificates referred to above (the "Certificates") in making their investment decision.

         The information contained in this Exhibit 99.2 should be reviewed only in conjunction with a careful review of such prospectus supplement and prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying Mortgage Loans. Particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in such prospectus supplement and prospectus. The information contained in this Exhibit 99.2 should not be viewed as projections, forecasts, predictions or opinions with respect to value.

         Any information contained in this Exhibit 99.2 is subject to completion or amendment. Furthermore, any information contained in this Exhibit 99.2 will be more fully described in the final prospectus supplement and prospectus, and such information contained herein will be fully superseded thereby. Prior to making any investment decision, a prospective investor should receive and carefully review such prospectus supplement and prospectus.

NOTHING IN THIS EXHIBIT 99.2 SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
      --------------------------------------------------------------------
                              AND OTHER INFORMATION
                              ---------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by The Underwriters, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates The Underwriters have supplied at your request
(a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market,
(d) have not been confirmed by actual trades, may vary from the value The Underwriters assign any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The Underwriters shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from The Underwriters.

                                  BEAR STEARNS
                 COMMERCIAL MORTGAGE SECURITIES INC. 1999 - WF2

                   $999,659,000 PUBLICLY OFFERED CERTIFICATES
                          SEQUENTIAL PAY REMIC CLASSES

--------------------------------------------------------------------------------------------------------------------------
                                   INITIAL AGGREGATE                              APPROX.        APPROX.
                        INITIAL       CERTIFICATE       APPROX.                  WEIGHTED       PRINCIPAL
         RATINGS        CREDIT         BALANCE OR       DOLLAR   PASS-THROUGH     AVERAGE        WINDOW        PRICE TALK
CLASS  DCR/MOODY'S      SUPPORT     NOTIONAL AMOUNT     PRICE    DESCRIPTION*     LIFE**        (YRS.)**        (BPS)***
--------------------------------------------------------------------------------------------------------------------------
A-1      AAA/Aaa        20.00%       $ 338,780,000      101:00      FIXED           5.7        8/99 - 9/08      93 - 96
--------------------------------------------------------------------------------------------------------------------------
A-2      AAA/Aaa        20.00%       $ 525,789,000      101:16      FIXED           9.7        9/08 - 6/09     116 - 119
--------------------------------------------------------------------------------------------------------------------------
B         AA/Aa2        16.00%         $43,229,000      101:16     VARIABLE        10.0        6/09 - 7/09     128 - 133
--------------------------------------------------------------------------------------------------------------------------
C          A/A2         12.00%         $43,229,000      101:00     VARIABLE        10.1        7/09 - 2/10     145 - 150
--------------------------------------------------------------------------------------------------------------------------
D         A-/A3         11.00%         $10,807,000       99:16     VARIABLE        11.0       2/10 - 10/10     160 - 165
--------------------------------------------------------------------------------------------------------------------------
E        BBB/Baa2        8.50%         $27,018,000       98:00     VARIABLE        12.3       10/10 - 11/12    180 - 190
--------------------------------------------------------------------------------------------------------------------------
F       BBB-/Baa3        7.50%         $10,807,000       92:00     VARIABLE        13.8       11/12 - 8/13     260 - 270
--------------------------------------------------------------------------------------------------------------------------

* The Pass-Through Rates of the Class A-1 and Class A-2 Certificates shall be the indicated fixed rate per annum or, if a lower rate, the weighted average of the Net Mortgage Rates of the Mortgage Loans (such Net Mortgage Rates determined without taking into account any reductions thereto resulting from modifications of the Mortgage Loans or otherwise following the Cut-Off Date) (the "NWAC Rate"). The Pass-Through Rates of the Class B, Class C, Class D, Class E and Class F Certificates set forth in the table above are initial Pass-Through Rates for such classes. For subsequent Distribution Dates, the Pass-Through Rate of the Class B Certificates will be a per annum rate equal to the NWAC Rate for such Distribution Date minus ___%, and the Pass-Through Rate of the Class C, Class D, Class E and Class F Certificates will be a per annum rate equal to the NWAC Rate for such Distribution Date.
**    Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, defaults, losses, extensions, clean-up calls and that all Mortgage Loans balloon at maturity or on the Anticipated Repayment Date.
***   Will be priced off of the interpolated Treasury Curve.

SETTLEMENT DATE:   On or about July 1, 1999.

COLLATERAL:        285 Mortgage Loans with an aggregate Cut-Off Date balance of
                   $1,080,711,380; approximately 22.46% office, 23.44%
                   multifamily, 20.61% retail, 14.77% industrial, 4.49% hospitality, 3.08% mixed-use, and 8.88% various other asset classes.

LOAN SELLERS:      Wells Fargo Bank, National Association ($698,369,009, or
                   64.62% of the Initial Pool Balance) and Bear, Stearns
                   Funding, Inc. ($382,342,371, or 35.38% of the Initial Pool
                   Balance).

WA DSCR / LTV:     1.70x / 61.20% at the Cut-Off Date (43.93% at Maturity/ARD).

CALL PROTECTION:   100% of the Mortgage Loans are protected by Lockout,
                   Defeasance, Yield Maintenance and/or Prepayment Premiums.

SERVICER:          Wells Fargo Bank, National Association.

SPECIAL SERVICER:  GMAC Commercial Mortgage Corporation.

CO-LEAD MANAGERS:  Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
                   Incorporated.

UNDERWRITERS:      Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated
                   and Norwest Investment Services, Inc.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999 - WF2
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

       I  CREDIT SUPPORT STRUCTURE                                             1

      II  TRANSACTION SUMMARY                                                2-3

     III  CERTIFICATE STRUCTURE SUMMARY                                      4-6

      IV  PREPAYMENT PROVISIONS                                             7-12

       V  MORTGAGE LOAN/COLLATERAL SUMMARY                                 13-16

      VI  TEN LARGEST MORTGAGE LOANS                                       17-35

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               1

CREDIT SUPPORT STRUCTURE

--------------------------------------------------------------------------------
INITIAL    PRINCIPAL AND     INITIAL                          CLASS SIZE AS A
 CREDIT      INTEREST      CERTIFICATE    INITIAL RATINGS   PERCENT OF AGGREGATE
SUPPORT    CERTIFICATES      BALANCE        DCR/MOODY'S     CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
20.000%      Class A-1    $338,780,000       (AAA/Aaa)              31.35%
--------------------------------------------------------------------------------
20.000%      Class A-2     525,789,000       (AAA/Aaa)              48.65%
--------------------------------------------------------------------------------
16.000%       Class B       43,229,000        (AA/Aa2)              4.000%
--------------------------------------------------------------------------------
12.000%       Class C       43,229,000         (A/A2)               4.000%
--------------------------------------------------------------------------------
11.000%       Class D       10,807,000        (A-/A3)               1.000%
--------------------------------------------------------------------------------
 8.500%       Class E       27,018,000       (BBB/Baa2)             2.500%
--------------------------------------------------------------------------------
 7.500%       Class F       10,807,000      (BBB-/Baa3)             1.000%
--------------------------------------------------------------------------------
 5.500%       Class G       21,614,000      Not Offered             2.000%
--------------------------------------------------------------------------------
 4.000%       Class H       16,211,000      Not Offered             1.500%
--------------------------------------------------------------------------------
 3.250%       Class I        8,105,000      Not Offered             0.750%
--------------------------------------------------------------------------------
 2.375%       Class J        9,456,000      Not Offered             0.875%
--------------------------------------------------------------------------------
 1.375%       Class K       10,807,000      Not Offered             1.000%
--------------------------------------------------------------------------------
 1.000%       Class L        4,053,000      Not Offered             0.375%
--------------------------------------------------------------------------------
    N/A       Class M       10,806,380      Not Offered             1.000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               2

TRANSACTION SUMMARY

    DEPOSITOR:               Bear Stearns Commercial Mortgage Securities Inc.

    OFFERED CERTIFICATES:    Class A-1 and Class A-2 (together the "Class A
                             Certificates"), Class B, Class C, Class D, Class E and Class F.

    LOAN SELLERS:            Wells Fargo Bank, National Association
                             ($698,369,009, or 64.62% of the Initial Pool
                             Balance) and Bear, Stearns Funding, Inc.
                             ($382,342,371, or 35.38% of the Initial Pool
                             Balance).

    RATING AGENCIES:         Duff & Phelps Credit Rating Co. ("DCR") / Moody's
                             Investors Service ("Moody's").

    LEGAL STRUCTURE:         Sequential pay REMIC classes rated AAA/Aaa through
                             BBB-/Baa3 offered.

    CUT-OFF DATE:            July 1, 1999.

    SETTLEMENT DATE:         On or about July 1, 1999.

    DISTRIBUTION DATE:       Monthly on the 15th or the next business day. The
                             first Distribution Date will occur in August 1999.

    DELAY DAYS:              14.

    SERVICER:                Wells Fargo Bank, National Association.

    SPECIAL SERVICER:        GMAC Commercial Mortgage Corporation.

    PAYING AGENT:            Norwest Bank Minnesota, National Association.

    TRUSTEE:                 LaSalle Bank National Association.

    FISCAL AGENT:            ABN AMRO Bank N.V.

    ERISA: The Class A-1 and A-2 Certificates may qualify for certain exemptions from the plan asset rules of ERISA.

    SMMEA ELIGIBILITY:       The Class A and Class B Certificates will
                             constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market
                             Enhancement Act of 1984 ("SMMEA").

    OPTIONAL TERMINATION:    1% Clean-Up Call.

    CERTIFICATE              Each class of Offered Certificates will be
    REGISTRATION:            initially issued as a global security registered in
                             the name of the Depository Trust Company ("DTC") or its nominee. Certificates may be held through (i)
                             DTC in the United States, or (ii) Cedelbank, S.A.
                             ("CEDEL") or the Euroclear System ("Euroclear") in
                             Europe.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               3

TRANSACTION SUMMARY (CONTINUED)

    MINIMUM DENOMINATIONS:   The Class A-1 and Class A-2 Certificates may be
                             held in minimum denominations of $25,000. The remaining classes of Offered Certificates will be offered in minimum denominations of $100,000.

    PRICING SPEED:           0% CPR (assuming the Anticipated Repayment Date
                             ("ARD") Loan prepays on its Anticipated Repayment
                             Date).

    CO-LEAD MANAGERS:        Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
                             Incorporated.

    UNDERWRITERS:            Bear, Stearns & Co. Inc., Morgan Stanley & Co.
                             Incorporated and Norwest Investment Services, Inc.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               4

CERTIFICATE STRUCTURE SUMMARY

    DISTRIBUTION OF          The Available Distribution Amount will be applied
    PRINCIPAL AND            as follows: (i) accrued and unpaid interest to the
    INTEREST:                Class A-1, Class A-2 and Class X Certificates, pro
                             rata (together with 30 days interest on any unpaid interest from a prior Distribution Date); (ii) principal (up to an amount equal to the Principal
                             Distribution Amount) to the Class A Certificates in reduction of their Certificate Balances: first to the Class A-1 Certificates, then to the Class A-2
                             Certificates, in each case until their respective principal balances have been reduced to zero
                             (provided that the Class B Certificates remain outstanding, otherwise, pro rata); (iii) reimbursement of Realized Losses to the Class A-1, Class A-2 and Class X Certificates, pro rata, until all unreimbursed amounts thereof allocated to such certificates and interest accrued thereon at the related Pass-Through Rate have been reimbursed in full (in the case of the Class X Certificates only insofar as Realized Losses have resulted in shortfalls in the amount of interest distributed thereto); (iv) accrued and unpaid interest to the Class B Certificates (together with 30 days interest on any unpaid interest from a prior
                             Distribution Date); (v) principal (up to an amount equal to the Principal Distribution Amount less any portion thereon distributed to the Class A
                             Certificates), to the Class B Certificates until the Class B Certificate Balance has been reduced to zero; (vi) reimbursement of Realized Losses to the Class B Certificates until all unreimbursed amounts thereof allocated to such certificates and interest accrued thereon at the related Pass-Through Rate have been reimbursed in full; and (vii) distributions of interest and then principal sequentially to the Class C through Class M
                             Certificates in the same manner as the Class B
                             Certificates described above. See page S-63 of the preliminary Prospectus Supplement.

    ALLOCATION OF            Losses from any Mortgage Loan or otherwise in
    LOSSES:                  respect of the Trust Fund will generally be
                             allocated in reverse alphabetical order starting with Class M. Losses allocable to the Class A
                             Certificates will be allocated pro rata. However, certain interest shortfalls as a result of the timing of prepayments and certain balloon payments will be allocated to each class of Certificates pro rata based on their respective interest entitlements. See page S-72 of the preliminary
                             Prospectus Supplement.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               5

CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

    REPORTS TO               The Paying Agent will provide or make available to
    CERTIFICATEHOLDERS:      each Certificateholder and any interested party,
                             via website, on each Distribution Date information including, but not limited to: (i) distributions of principal, interest, yield maintenance charges and prepayment premiums on each Class of Certificates;
                             (ii) the amount of P & I Advances, (iii) outstanding Mortgage Loan and Certificate Balances;
                             (iv) delinquency and prepayment data; (v) the aggregate amount of servicing fees paid to Servicer; (vi) the amount of Realized Losses; and
                             (vii) the amount of any Appraisal Reductions.

                             On an annual basis, the Servicer will provide the Trustee and the Paying Agent a report for each Mortgage Loan, based on the most recently available year-end financial statements and rent rolls, containing the information and analyses required by the Pooling and Servicing Agreement, including, without limitation, Debt Service Coverage Ratios. The Paying Agent will provide the Certificateholders with the aforementioned report. See page S-77 and Annex C of the preliminary Prospectus Supplement.

    REPRESENTATIONS AND      The Mortgage Loan Sellers will make certain
    WARRANTIES:              representations and warranties with respect to each
                             Mortgage Loan. In the event that a Material Breach or Material Document Defect cannot be cured by a Mortgage Loan Seller within the applicable cure period, the Mortgage Loan Seller has the obligation to either (i) repurchase the affected Mortgage Loan at the Repurchase Price or (ii) replace such Mortgage Loan with a comparable Mortgage Loan acceptable to each Rating Agency. See page S-55 of the preliminary Prospectus Supplement.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               6

CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

    SERVICER ADVANCING:      The Servicer will be required to make (i) P & I
                             Advances (excluding principal Balloon Payments and any Excess Interest from the ARD Loan and default rate interest), subject to limitations as a result of any Appraisal Reductions as described below under "Appraisal Reductions" and (ii) Servicing
                             Advances (defined as customary, reasonable and necessary "out-of-pocket" costs and expenses in connection with the servicing of a Mortgage Loan after a default, deliquency or other unanticipated event, or in connection with the administration of a REO property). The Servicer will be obligated to make such P&I Advances and Servicing Advances only to the extent that the Servicer determines that the amount so advanced will be recoverable from subsequent payments or collections (including
                             Insurance Proceeds, Liquidation Proceeds and REO
                             Income) in respect of such Mortgage Loan or REO
                             Property. See page S-73 of the preliminary
                             Prospectus Supplement. The Servicer will not be required to advance Prepayment Premiums or Yield
                             Maintenance Charges.

    SPECIAL SERVICER         When a Mortgage Loan is more than 60 days
    RESPONSIBILITIES:        delinquent, or upon the occurrence of certain other
                             events, the Servicer will transfer its servicing responsibilities to the Special Servicer. Subject to the Servicing Standards set forth in the Pooling and Servicing Agreement and subject to certain other limitations described therein, the Special
                             Servicer may agree to material loan extensions, amendments and modifications following a Servicing
                             Transfer Event. The Special Servicer also has the right to grant or withhold consent to modifications, waivers, amendments and consents recommended by the Servicer with respect to Mortgage Loans. See page S-93 of the preliminary
                             Prospectus Supplement.

    APPRAISAL REDUCTIONS:    An appraisal will be obtained by the Special
                             Servicer if a Mortgage Loan becomes 120 days delinquent, or upon the occurrence of certain other
                             Appraisal Reduction Events. An Appraisal Reduction may result which would have the effect of reducing the amount of P&I Advances made by the Servicer.
                             See page S-75 of the preliminary Prospectus
                             Supplement.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               7

PREPAYMENT PROVISIONS

    PREPAYMENT               100% of the Mortgage Loans have protection against
    RESTRICTIONS:            voluntary prepayment during their terms.

                             o 22.3% are locked out until their respective maturity dates (or, with respect to the ARD Loan, Anticipated Repayment Date);

                             o 65.4% are locked out until generally one to six months before their respective maturity dates, after which time there are no restrictions on voluntary prepayments;

                             o 2.0% are locked out for generally three to seven years, after which time prepayment is allowed with the payment of a Yield Maintenance Charge until generally three to seven months prior to maturity, and thereafter permit voluntary prepayment without restriction;

                             o 8.6% are locked out for three to seven years, after which time, at borrower's discretion, either (i) voluntary prepayment is allowed with the payment of a Yield Maintenance Charge or (ii) defeasance of the Mortgage Loan is permitted (as described below) until generally 3 to 6 months before maturity and without restriction thereafter;

                             o 1.5% are locked out for 0 to 3 years (except with respect to three Mortgage Loans), after which time voluntary prepayment is allowed upon payment of a Prepayment Premium, generally equal to a fixed percentage of the Unpaid Principal Balance of the Mortgage Loan, until generally six to twelve months prior to maturity (except with respect to one Mortgage Loan where prepayment is permitted during the 36 months prior to maturity), and thereafter without restriction;

                             o 1 Mortgage Loan representing 0.2% of the Initial Pool Balance, prohibits voluntary prepayment for a period of 60 months from origination, and thereafter permits prepayment for approximately 36 months, provided that such prepayment is accompanied by a Yield Maintenance Charge, and thereafter permits payment of a Prepayment Premium, generally equal to a fixed percentage of the Unpaid Principal Balance of the Mortgage Loan, until six months prior to maturity, and thereafter without restriction.

                             See page S-39 of the preliminary Prospectus
                             Supplement.

    LOCKOUT/DEFEASANCE:      The terms of 96.3% of the Mortgage Loans grant the
                             related borrower the option at any time, commencing generally three to seven years after the date of origination, but in no event less than 2 years after the issuance of the Certificates, to substitute non-callable U.S. Treasury obligations for the Mortgaged Property and to obtain the release of the related Mortgage lien on the Mortgaged Property. Such U.S. Treasury obligations must provide for payments on or before each Due
                             Date and the Maturity Date in an amount at least equal to the amounts payable on each such date under the terms of the related Mortgaged Loan. In the case of 216 of the Mortgage Loans representing
                             87.7% of the Initial Pool Balance, such collateral substitution is the only method of obtaining a release of the Mortgage on the related Mortgaged
                             Property and all voluntary prepayments are prohibited during the loan term.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               8

    ALLOCATION OF YIELD      On any Distribution Date, Yield Maintenance Charges
    MAINTENANCE CHARGES:     collected during the related Collection Period will
                             be distributed by the Paying Agent on the classes of Offered Certificates as follows: to each of the Class A, Class B, Class C, Class D, Class E and
                             Class F Certificates, for each such Class an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of Certificates on such Distribution Date, (b) the
                             Base Interest Fraction for the related principal prepayment and such class of Offered Certificates and (c) the aggregate amount of Yield Maintenance
                             Charges collected on such principal prepayment during the related Collection Period.

                             The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan that provides for payment of a Yield Maintenance Charge and with respect to each of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates is a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the Pass-Through Rate on such class of Offered Certificates and (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such principal prepayment and (B) whose denominator is the difference between (i) the Mortgage Rate on the related Mortgage Loan and
                             (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such Yield Rate is greater than the Mortgage Rate on the related Mortgage Loan, then the Base Interest Fraction shall equal zero. Any remaining Yield Maintenance Charges will be distributed to the Class X Certificates.

    ALLOCATION OF            On any Distribution Date, Prepayment Premiums
    PREPAYMENT PREMIUMS:     collected during the related Collection Period will
                             be distributed by the Paying Agent on the classes of Offered Certificates as follows: to each of the Class A, Class B, Class C, Class D, Class E and
                             Class F Certificates, for each such Class an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of Certificates on such Distribution Date, (b) 25% and
                             (c) the total amount of Prepayment Premiums collected during the related Collection Period. Any remaining Prepayment Premium will be distributed to the Class X Certificates.

                             No Yield Maintenance Charges or Prepayment Premiums will be distributed to holders of the Class G, Class H, Class I, Class J, Class K, Class L, Class M or Residual Certificates. Any Yield Maintenance Charges or Prepayment Premiums collected in respect of the Mortgage Loans after Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, will be distributed to the Class X Certificates.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                               9

    PARTIAL RELEASE          Certain of the Mortgage Loans are
    PROVISIONS:              cross-collateralized with other Mortgage Loans and
                             may be released from such loan group by
                             substitution of U.S. Treasury securities (as previously described) in amounts equal to not less than 110% and in some cases 125% of the amounts payable on all remaining Due Dates and the Maturity
                             Date under the terms of the related Mortgage Note.

                             One of the Mortgage Loans representing 0.20% of the Initial Pool Balance is secured by more than one Mortgaged Property and provides for the release of any or all of such Mortgaged Properties upon payment of (i) 110% or 125% (depending on the property being released) of the Unpaid Principal Balance of the Mortgage Loan allocable to the Mortgaged Property or Properties being released and
                             (ii) a Yield Maintenance Charge (as described on Page S-40 herein). Such partial prepayment is subject to restrictions set forth in the related loan documents.

                             4 Mortgage Loans representing 8.1% of the Mortgage Loans are secured by two or more Mortgaged Properties and allow for either the full or partial release of the Mortgage on one or more of the related Mortgaged Properties through substitution of U.S. Treasury securities. See page S-39 of the preliminary Prospectus Supplement.

                             4 Mortgage Loans, representing 4.5% of the Initial Pool Balance, allow for the release of certain parcels of real estate that secure such Mortgages but were not ascribed value or cash flow for purposes of determining the related Net Underwritten Cash Flow. Such real estate is generally subject to release without reduction of the principal balance of the related Mortgage Note or substitution of additional collateral.

--------------------------------------------------------------------------------
                           SUMMARY OF CALL PROTECTION
                           --------------------------
                                                                   PERCENTAGE OF
                                    NUMBER OF   AGGREGATE CUT-OFF   INITIAL POOL
CALL PROTECTION                       LOANS       DATE BALANCE        BALANCE
Lockout through Maturity Date          56         $240,844,478         22.29%
Lockout to six (6) months or
  less prior to Maturity Date         160         $707,081,596         65.43%
YM/Flex to six (6) months or
  less prior to Maturity Date          63         $114,555,284         10.60%
Other Call Protection                   6          $18,229,991          1.69%
TOTAL                                 258       $1,080,711,380        100.00%
--------------------------------------------------------------------------------

As used above, "Flex" refers to an option exercisable at the borrower's option to prepay with a YM charge or defease the related Mortgage Loan.

As used above, "YM" means yield maintenance.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              10















           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT















--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              11

     PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                         LOCKOUT / DEFEASANCE           FLEX                             >1% OR YM               5%
------------------------------------------------------------------------------------------------------------------------------------
PERIOD                   $(mm)             %            $(mm)           %           $(mm)           %           $(mm)            %
------------------------------------------------------------------------------------------------------------------------------------
CURRENT   7/1/99        1,071.0          99.1%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 1    7/1/00        1,055.7          99.1%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 2    7/1/01        1,035.3          98.8%            3.7          0.4%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 3    7/1/02          930.8          90.3%           76.1          7.4%           8.4          0.8%           5.8           0.6%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 4    7/1/03          903.3          89.4%           75.5          7.5%          17.5          1.7%           5.5           0.5%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 5    7/1/04          811.2          87.5%           80.9          8.7%          20.5          2.2%           5.3           0.6%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 6    7/1/05          792.6          87.7%           77.1          8.5%          19.8          2.2%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 7    7/1/06          724.0          87.0%           75.2          9.0%          19.4          2.3%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 8    7/1/07          703.3          87.2%           72.2          9.0%          17.3          2.1%           1.2           0.2%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 9    7/1/08          575.1          75.2%           38.3          5.0%           5.5          0.7%           1.1           0.1%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 10   7/1/09          112.0          82.7%           15.9         11.8%           3.2          2.4%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 11   7/1/10          102.9          83.0%           14.5         11.7%           2.6          2.1%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 12   7/1/11           93.3          85.9%           12.9         11.9%           1.9          1.7%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 13   7/1/12           83.4          86.8%           11.3         11.7%           1.1          1.2%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 14   7/1/13           49.0          59.8%            2.8          3.5%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 15   7/1/14           37.6          95.1%            1.9          4.9%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 16   7/1/15           30.5          95.0%            1.5          4.6%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 17   7/1/16           23.1          95.4%            1.1          4.6%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 18   7/1/17           15.2          95.4%            0.7          4.6%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 19   7/1/18            4.2          65.8%            0.1          1.9%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 20   7/1/19              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 21   7/1/20              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 22   7/1/21              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           4%                             3%                          2%                          1%
------------------------------------------------------------------------------------------------------------------------------------
PERIOD                   $(mm)             %            $(mm)           %           $(mm)           %           $(mm)            %
------------------------------------------------------------------------------------------------------------------------------------
CURRENT   7/1/99              -           0.0%            9.7          0.9%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 1    7/1/00              -           0.0%            9.5          0.9%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 2    7/1/01              -           0.0%            9.4          0.9%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 3    7/1/02              -           0.0%              -          0.0%           9.2          0.9%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 4    7/1/03              -           0.0%              -          0.0%           9.0          0.9%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 5    7/1/04              -           0.0%              -          0.0%           8.8          1.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 6    7/1/05            5.0           0.6%              -          0.0%             -          0.0%           8.6           1.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 7    7/1/06              -           0.0%            4.7          0.6%             -          0.0%           8.4           1.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 8    7/1/07              -           0.0%              -          0.0%           4.4          0.5%           8.2           1.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 9    7/1/08              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 10   7/1/09            0.9           0.7%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 11   7/1/10              -           0.0%            0.7          0.6%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 12   7/1/11              -           0.0%              -          0.0%           0.5          0.5%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 13   7/1/12              -           0.0%              -          0.0%             -          0.0%           0.3           0.3%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 14   7/1/13              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 15   7/1/14              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 16   7/1/15              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 17   7/1/16              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 18   7/1/17              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 19   7/1/18              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 20   7/1/19              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 21   7/1/20              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
YEAR 22   7/1/21              -           0.0%              -          0.0%             -          0.0%             -           0.0%
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                     FREE WINDOW                      TOTALS
---------------------------------------------------------------------------------------------------------------------------
PERIOD                         $(mm)               %                   $(mm)                     %                % of IPB
---------------------------------------------------------------------------------------------------------------------------
CURRENT   7/1/99                   -              0.0%                1,080.7                 100.0%                100.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 1    7/1/00                   -              0.0%                1,065.2                 100.0%                 98.6%
---------------------------------------------------------------------------------------------------------------------------
YEAR 2    7/1/01                   -              0.0%                1,048.4                 100.0%                 97.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 3    7/1/02                   -              0.0%                1,030.3                 100.0%                 95.3%
---------------------------------------------------------------------------------------------------------------------------
YEAR 4    7/1/03                   -              0.0%                1,010.9                 100.0%                 93.5%
---------------------------------------------------------------------------------------------------------------------------
YEAR 5    7/1/04                   -              0.0%                  926.7                 100.0%                 85.7%
---------------------------------------------------------------------------------------------------------------------------
YEAR 6    7/1/05                 1.1              0.1%                  904.3                 100.0%                 83.7%
---------------------------------------------------------------------------------------------------------------------------
YEAR 7    7/1/06                   -              0.0%                  831.7                 100.0%                 77.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 8    7/1/07                   -              0.0%                  806.6                 100.0%                 74.6%
---------------------------------------------------------------------------------------------------------------------------
YEAR 9    7/1/08               144.3             18.9%                  764.3                 100.0%                 70.7%
---------------------------------------------------------------------------------------------------------------------------
YEAR 10   7/1/09                 3.4              2.5%                  135.4                 100.0%                 12.5%
---------------------------------------------------------------------------------------------------------------------------
YEAR 11   7/1/10                 3.3              2.6%                  123.9                 100.0%                 11.5%
---------------------------------------------------------------------------------------------------------------------------
YEAR 12   7/1/11                   -              0.0%                  108.7                 100.0%                 10.1%
---------------------------------------------------------------------------------------------------------------------------
YEAR 13   7/1/12                   -              0.0%                   96.1                 100.0%                  8.9%
---------------------------------------------------------------------------------------------------------------------------
YEAR 14   7/1/13                30.1             36.7%                   81.9                 100.0%                  7.6%
---------------------------------------------------------------------------------------------------------------------------
YEAR 15   7/1/14                   -              0.0%                   39.6                 100.0%                  3.7%
---------------------------------------------------------------------------------------------------------------------------
YEAR 16   7/1/15                 0.1              0.4%                   32.1                 100.0%                  3.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 17   7/1/16                   -              0.0%                   24.3                 100.0%                  2.2%
---------------------------------------------------------------------------------------------------------------------------
YEAR 18   7/1/17                   -              0.0%                   16.0                 100.0%                  1.5%
---------------------------------------------------------------------------------------------------------------------------
YEAR 19   7/1/18                 2.0             32.3%                    6.3                 100.0%                  0.6%
---------------------------------------------------------------------------------------------------------------------------
YEAR 20   7/1/19                   -              0.0%                      -                   0.0%                  0.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 21   7/1/20                   -              0.0%                      -                   0.0%                  0.0%
---------------------------------------------------------------------------------------------------------------------------
YEAR 22   7/1/21                   -              0.0%                      -                   0.0%                  0.0%
---------------------------------------------------------------------------------------------------------------------------

As used above, "IPB" means Initial Pool Balance.
As used above, "YM" means Yield Maintenance.
As used above, "Flex" means to an option exercisable at the borrower's option to prepay with a YM charge or defease the related
Mortgage Loan.
As used above, "%" describes penalty which is generally calculated as a fixed % of the outstanding principal balance at the time of prepayment.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              12

                   PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)










                                  [BAR CHART]










--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              13

MORTGAGE LOAN/COLLATERAL SUMMARY

MORTGAGE POOL:               The Mortgage Pool will consist of 216 commercial,
                             89 multifamily and six mobile home park properties with an Initial Pool Balance of approximately
                             $1,080,711,380. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage
                             Pool.

CUT-OFF BALANCE:             $1,080,711,380.

AVERAGE LOAN SIZE:           $3,791,970.

WA COUPON:                   7.2338%.

WA DSCR:                     1.70x.

WA LTV AT CUT-OFF:           61.20%.

WA LTV AT MATURITY:          43.93%.

PROPERTY LOCATIONS:          Properties are located in 33 states with the
                             largest concentrations in California (39.76%),
                             Texas (7.12%), and New York (5.82%).

LARGEST LOANS:               The largest Mortgage Loan represents approximately
                             5.32% of the Initial Pool Balance; the three largest Mortgage Loans (including groups of cross-collateralized loans) represent 10.61%; the ten largest Mortgage Loans represent 23.92%.

SPONSOR CONCENTRATIONS:      With the exception of Loan #25489 which represents
                             5.32% of the Initial Pool Balance, there are no sponsor concentrations in excess of 5% of the Initial Pool Balance.

REMAINING TERMS              Approximately 69.4% of the Mortgage Loans have
TO MATURITY:                 remaining terms to maturity/ARD between 8 to 10
                             years. Just over 10% of the Mortgage Loans have remaining terms to maturity/ARD of less than 8 years and less than 20% have remaining terms to maturity/ARD over 10 years. There is one ARD loan which represents 0.5% of the Initial Pool Balance.

WA LOAN MATURITY:            Approximately 127 months.

BALLOON PAYMENTS:            Approximately 85.32% of the Mortgage Loans require
                             balloon payments at maturity or, in the case of one loan representing approximately 0.46% of the Initial Pool Balance, the Anticipated Repayment
                             Date; the remaining 14.67% of the Mortgage Loans are fully amortizing.

INTEREST ACCRUAL PERIOD:     Approximately 81.12% of the Mortgage Loans accrue
                             interest on a Actual/360 basis; the remaining
                             18.88% of the Mortgage Loans accrue interest on an 30/360 basis.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              14

MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                        TYPE OF MORTGAGED PROPERTIES
                                        ----------------------------
                                         NUMBER OF       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
           PROPERTY TYPE                PROPERTIES              BALANCE                  POOL BALANCE
Multifamily                                 89                $253,352,356                   23.44%
Office                                      45                $242,724,352                   22.46%
Industrial/Warehouse                        59                $159,477,025                   14.77%
Retail, Anchored                            20                 $91,363,800                    8.45%
Retail, Unanchored                          29                 $90,679,826                    8.39%
Theater                                      6                 $50,045,300                    4.63%
Mixed Use                                    4                 $33,272,889                    3.08%
Medical Office                               7                 $23,333,052                    2.16%
Retail, Big Box                              7                 $22,735,048                    2.10%
Hospitality, Limited Service                 6                 $21,785,655                    2.02%
Mobile Home Park                             6                 $21,773,309                    2.01%
Ministorage                                 10                 $20,157,938                    1.87%
Hospitality, Extended Stay                   8                 $19,876,424                    1.84%
Retail, Shadow/Minor Anchored               10                 $18,017,020                    1.67%
Hospitality, Full Service                    1                  $6,843,469                    0.63%
Other                                        3                  $4,039,285                    0.37%
Hospitality, Resort                          1                  $1,134,631                    0.10%
TOTAL                                      311              $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                          MORTGAGE LOANS BY STATE
                                          -----------------------
                                      NUMBER OF          AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
            STATE                    PROPERTIES                 BALANCE                  POOL BALANCE
California                              135                   $429,744,626                    39.76%
Texas                                    27                    $76,982,935                     7.12%
New York                                 10                    $62,845,405                     5.82%
Illinois                                 11                    $48,222,013                     4.46%
Maryland                                  6                    $37,852,882                     3.50%
28 Other States                         122                   $425,063,519                    39.34%
TOTAL                                   311                 $1,080,711,380                   100.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
                               ----------------------------------------------
          RANGE OF                                       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     MORTGAGE RATES (1)            NUMBER OF LOANS              BALANCE                  POOL BALANCE
     5.0010% to 5.7500%                   6                     $9,963,265                     0.92%
     5.7501% to 6.2500%                  21                    $41,469,444                     3.84%
     6.2501% to 6.5000%                  25                    $50,442,323                     4.67%
     6.5001% to 6.7500%                  41                   $121,705,210                    11.26%
     6.7501% to 7.0000%                  47                   $261,612,604                    24.21%
     7.0001% to 7.2500%                  34                   $120,478,929                    11.15%
     7.2501% to 7.5000%                  33                   $190,003,735                    17.58%
     7.5001% to 7.7500%                  24                    $90,080,474                     8.34%
     7.7501% to 8.0000%                  18                    $52,453,470                     4.85%
     8.0001% to 8.5000%                  25                    $83,454,645                     7.72%
     8.5001% to 9.0000%                  11                    $59,047,283                     5.46%
TOTAL                                   285                 $1,080,711,380                   100.00%
----------------------------------------------------------------------------------------------------------

                      (1) MINIMUM - 5.65%; MAXIMUM - 9.00%; WEIGHTED AVERAGE - 7.23%.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              15

MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                       RANGE OF CUT-OFF DATE BALANCES
                                       ------------------------------
              RANGE OF                                            AGGREGATE
            CUT-OFF DATE                NUMBER OF LOANS      CUT-OFF DATE BALANCE    PERCENTAGE OF INITIAL
            BALANCES (1)                                                                  POOL BALANCE
$0 to $999,999                                27                 $22,796,745                    2.11%
$1,000,000 to $1,999,999                      94                $140,525,737                   13.00%
$2,000,000 to $3,999,999                      91                $255,818,239                   23.67%
$4,000,000 to $5,999,999                      33                $164,084,844                   15.18%
$6,000,000 to $7,999,999                      16                $110,084,453                   10.19%
$8,000,000 to $9,999,999                       8                 $73,391,537                    6.79%
$10,000,000 to $11,999,999                     4                 $44,238,566                    4.09%
$12,000,000 to $13,999,999                     1                 $12,825,000                    1.19%
$14,000,000 to $15,999,999                     3                 $46,906,945                    4.34%
$18,000,000 to $19,999,999                     3                 $56,132,671                    5.19%
$20,000,000 to $24,999,999                     2                 $45,288,734                    4.19%
$25,000,000 to $26,999,999                     2                 $51,167,910                    4.73%
$27,000,000 to $59,999,999                     1                 $57,450,000                    5.32%
               TOTAL                         285              $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------

                    (1) MINIMUM -$266,699; MAXIMUM - $57,450,000; AVERAGE - $3,791,970.
----------------------------------------------------------------------------------------------------------
                       RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
                       ------------------------------------------------------------
          RANGE OF                                        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
          DSCRS (1)                NUMBER OF LOANS               BALANCE                 POOL BALANCE
       1.04x to 1.14x                     1                      $6,806,976                    0.63%
       1.15x to 1.19x                     5                     $10,945,362                    1.01%
       1.20x to 1.24x                     6                     $12,719,273                    1.18%
       1.25x to 1.29x                    15                     $43,658,678                    4.04%
       1.30x to 1.34x                    18                     $73,134,184                    6.77%
       1.35x to 1.39x                    29                    $123,414,142                   11.42%
       1.40x to 1.44x                    22                    $104,594,097                    9.68%
       1.45x to 1.49x                    24                     $86,820,953                    8.03%
       1.50x to 1.59x                    38                    $165,997,315                   15.36%
       1.60x to 1.69x                    36                    $138,393,448                   12.81%
       1.70x to 1.79x                    26                     $92,061,575                    8.52%
       1.80x to 1.89x                    23                     $70,723,998                    6.54%
       1.90x to 1.99x                     7                     $23,318,123                    2.16%
       2.00x to 2.49x                    16                     $94,306,199                    8.73%
       2.50x to 2.99x                     7                     $11,021,942                    1.02%
       3.00x to 6.49x                    10                     $15,660,486                    1.45%
       6.50x to 16.50x                    2                      $7,134,631                    0.66%
            TOTAL                       285                  $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------

                      (1) MINIMUM -1.04x; MAXIMUM - 16.27x; WEIGHTED AVERAGE - 1.70x.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              16

MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE
                                ------------------------------------------
        RANGE OF                                        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
     LTV RATIOS (1)              NUMBER OF LOANS               BALANCE                 POOL BALANCE
     0.00% to 30.00%                   10                     $19,911,067                    1.84%
    30.01% to 40.00%                    8                     $19,965,517                    1.85%
    40.01% to 45.00%                   14                     $28,977,787                    2.68%
    45.01% to 50.00%                   12                     $84,751,171                    7.84%
    50.01% to 55.00%                   36                    $104,299,997                    9.65%
    55.01% to 60.00%                   33                    $161,708,020                   14.96%
    60.01% to 65.00%                   55                    $246,360,677                   22.80%
    65.01% to 70.00%                   46                    $177,882,789                   16.46%
    70.01% to 75.00%                   63                    $212,613,090                   19.67%
    75.01% to 80.00%                    8                     $24,241,267                    2.24%
          TOTAL                       285                  $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------

                      (1) MINIMUM - 8.1%; MAXIMUM - 79.9%; WEIGHTED AVERAGE - 61.2%.
----------------------------------------------------------------------------------------------------------
                        RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY DATES
                        ----------------------------------------------------------
    RANGE OF MATURITY                                 AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
     LTV RATIOS (1)             NUMBER OF LOANS               BALANCE                  POOL BALANCE
     0.00% to 10.00%                  58                    $159,734,826                   14.78%
    10.01% to 20.00%                   4                     $10,416,457                    0.96%
    20.01% to 30.00%                  14                     $34,305,854                    3.17%
    30.01% to 35.00%                   7                     $12,530,568                    1.16%
    35.01% to 40.00%                  16                     $38,343,120                    3.55%
    40.01% to 45.00%                  24                     $83,942,354                    7.77%
    45.01% to 50.00%                  35                    $176,491,187                   16.33%
    50.01% to 55.00%                  40                    $202,055,247                   18.70%
    55.01% to 60.00%                  47                    $200,568,354                   18.56%
    60.01% to 65.00%                  31                    $126,848,501                   11.74%
    65.01% to 70.00%                   6                     $22,049,414                    2.04%
    70.01% to 75.00%                   3                     $13,425,497                    1.24%
          TOTAL                      285                  $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------

                      (1) MINIMUM - 0.0%; MAXIMUM - 71.2%; WEIGHTED AVERAGE - 43.9%.
-----------------------------------------------------------------------------------------------------------
                                    RANGE OF REMAINING TERM IN MONTHS*
                                    ----------------------------------
RANGE OF REMAINING TERMS                              AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
       (MOS.) (1)               NUMBER OF LOANS               BALANCE                  POOL BALANCE
        51 to 70                       2                     $63,450,000                    5.87%
        71 to 100                      5                     $52,953,122                    4.90%
       101 to 120                    203                    $749,655,984                   69.37%
       121 to 140                      2                      $8,843,509                    0.82%
       161 to 180                     44                    $101,209,393                    9.37%
       181 to 240                     29                    $104,599,373                    9.68%
          TOTAL                      285                  $1,080,711,380                  100.00%
----------------------------------------------------------------------------------------------------------
* Calculated with respect to the Anticipated Repayment Date for the ARD Loan.

               (1) MINIMUM - 59 MONTHS; MAXIMUM - 238 MONTHS; WEIGHTED AVERAGE - 127 MONTHS.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              17

TEN LARGEST MORTGAGE LOANS

                                                                                       WEIGHTED AVERAGES
                                                             --------------------------------------------------------------------
                                  AGGREGATE     PERCENTAGE                  STATED     REMAINING               CUT-OFF     LTV
                                CUT-OFF DATE    OF INITIAL    MORTGAGE    REMAINING   AMORT. TERM             DATE LTV   RATIO AT
        PROPERTY NAME              BALANCE     POOL BALANCE     RATE     TERM (MO.)*     (MOS.)      DSCR       RATIO    MATURITY
---------------------------------------------------------------------------------------------------------------------------------
Inland Portfolio                  $57,450,000       5.32%      6.8650%        59            0        2.48x      46.87%    46.87%
Wehrenberg Theaters                31,555,731       2.92       8.2080%       223          223        1.40x      60.79%     0.00%
Pleasanton Office Portfolio        25,701,453       2.38       7.4250%        79          355        1.37x      59.98%    55.80%
225 Broadway                       25,466,457       2.36       7.3900%       118          358        1.65x      50.93%    44.95%
CompuCom Systems Headquarters      22,921,816       2.12       7.2150%       117          297        1.55x      63.67%    51.46%
King Street Metro Place            22,366,917       2.07       6.9200%       118          358        1.43x      66.97%    58.39%
800 West El Camino Real            19,356,534       1.79       6.9700%       114          294        1.89x      56.76%    45.70%
Torrey Reserve North Group         19,235,870       1.78       7.5550%       119          359        1.49x      64.62%    57.23%
AMC Theaters                       18,489,569       1.71       7.3700%       228          228        1.30x      69.64%     2.63%
Brinkley House Apartments          15,986,768       1.48       6.9550%       119          359        1.76x      59.21%    51.63%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           $258,531,116      23.92%     7.2730%        121          312        1.74x      58.95%    41.07%

LOAN NO. 25489 - INLAND PORTFOLIO
---------------------------------

Overview
--------
This Mortgage Loan is a first mortgage loan secured, on a cross-collateralized and cross-defaulted basis, by 14 retail properties situated in Illinois, Minnesota, Wisconsin, Michigan, Ohio and Indiana. The loan was originated by Bear Stearns on May 10, 1999.

----------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $57,450,000        PROPERTY TYPE:                       RETAIL
GROSS MORTGAGE RATE:               6.865%             LOCATION:                            VARIOUS
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:                VARIOUS
FIRST PAYMENT DATE:                07/01/1999         SQUARE FEET:                         1,134,769
MATURITY DATE:                     06/01/2004         CUT-OFF DATE BALANCE/SQ. FT.:        $50.63
ORIGINAL AMORTIZATION:             0 MONTHS
ANNUAL DEBT SERVICE:               $3,943,943         OCCUPANCY:                           VARIOUS
LOCKOUT END DATE:                  04/30/2004         OCCUPANCY DATE:                      VARIOUS
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          04/30/2004         APPRAISED VALUE:                     $122,570,000
ESCROWS                                               CUT-OFF DATE LTV:                    46.87%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         46.87%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          NO                 UNDERWRITTEN CASH FLOW:              $9,781,538
                                                      DSCR:                                2.48x
----------------------------------------------------------------------------------------------------------

The Properties
--------------
The properties securing the loan include the following:

  LOAN NO.                PROPERTY NAME                  LOCATION            PROPERTY TYPE           SQ. FT.
  --------                -------------                  --------            -------------           -------
   25489A                Springboro Plaza             Springboro, OH        Anchored Retail           154,034
   25489B               Park Center Plaza            Tinley Park, IL        Anchored Retail           193,179
   25489C             Fairview Heights Plaza       Fairview Heights, IL     Anchored Retail           167,491
   25489D                    Staples                   Freeport, IL          Big Box Retail            24,049
   25489E               Riverplace Center            Noblesville, IN        Anchored Retail            74,414

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              18

  LOAN NO.                PROPERTY NAME                  LOCATION            PROPERTY TYPE           SQ. FT.
  --------                -------------                  --------            -------------           -------
   25489F                Two Rivers Plaza            Bolingbrook, IL        Anchored Retail            57,900
   25489G                  Circuit City              Travers City, MI        Big Box Retail            21,337
   25489H                Hollywood Video               Hammond, IN         Unanchored Retail            7,488
   25489I                   Rose Plaza                 Elmwood, IL         Unanchored Retail           24,204
   25489J                Loehmann's Plaza             Brookfield, WI       Unanchored Retail          107,952
   25489K           Baytowne Shoppes & Square         Champaign, IL         Anchored Retail           118,842
   25489L          Plymouth Collections Center         Plymouth, MN        Unanchored Retail           45,415
   25489M                 Orland Greens              Orland Park, IL        Anchored Retail            45,031
   25489N                     CarMax                  Schaumburg, IL         Big Box Retail            93,333
                                                                                                    ---------
   Total                                                                                            1,134,769

Major tenants at the properties include Circuit City (1 Circuit City lease and 1 CarMax lease totaling 10.1% of Net Rentable Area ("NRA")), Kroger (2 leases totaling 9.4% of NRA), Kmart (1 lease and the guaranty of a Sports Authority lease, totaling 8.0% of NRA), and Cub Foods (1 lease representing 5.4% of NRA).

The Borrower
------------
The borrowing entity is Inland Real Estate BSC I LLC, a sole member Delaware limited liability company. The sole member of the LLC is Inland Real Estate BSC I Corporation, a Delaware corporation. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or ownership interest in the borrower, as the case may be, or any indebtedness other than the Mortgage Loan. Additionally, both the borrowing entity's and the sole member's organizational documents require an independent director and the unanimous vote of directors of the sole member of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

Management
----------
The properties are managed by Inland Commercial Property Management, Inc. ("ICPM"), an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in amount sufficient to pay real estate taxes when due for all properties except for properties 25489D, 25489G and 25489N, where the tenant is required to pay real estate taxes directly.

Cash Management Procedures
--------------------------
If the DSCR on the loan falls below 1.60x for any trailing twelve month period during the term (a "Trigger Event"), the borrower will be required to cause all rents and proceeds with respect the properties to be deposited into a cash management account under the sole dominion and control of the lender. All funds in the cash management account will be applied monthly to the payment of debt service and required reserves; all amounts in excess of debt service and required reserves will be remitted to the borrower on a monthly basis. If the DSCR remains above 1.60x for a trailing twelve-month period, lender shall release borrower of the cash management account requirements until the reoccurrence of a Trigger Event, provided that borrower shall be permitted to cure no more than two Trigger Events during the term of the loan.

Release Provisions
------------------
Borrower may release an individual property from the loan provided (i) the borrower provides defeasance collateral equal to 125% of the allocated loan amount for the property being released, and (ii) the debt service coverage ratio for the remaining properties after the release is no less than the greater of 2.21x or the debt service coverage ratio for the Mortgage Loan for the previous 12 month period. Lender has the unilateral right to uncross the properties at any time.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              19

Property Substitutions
----------------------
The borrower has the right to obtain a release of an individual property (the "Substituted Property") by substituting another shopping center property (the "Substitute Property") subject to the following conditions, which are not all inclusive: (i) the appraised value of the Substitute Property is not less than the appraised value of the Substituted Property, (ii) the DSCR for the Mortgage Loan after the substitution is not less than the greater of the DSCR at Closing and the DSCR immediately prior to the substitution, (iii) the lender has received acceptable survey, title, evidence of insurance, environmental report(s), physical conditions report and security documents, (iv) the lender has received a certification of borrower together with supporting documentation that the Substitute Property is a shopping center property that is comparable to the Substituted Property, and (v) the lender has received confirmation from the Rating Agencies that the substitution will not result in a withdrawal, qualification or downgrade of the respective Certificate Ratings in effect immediately prior to such substitution. The borrower will be responsible for all costs associated with any substitution and lender's approval thereof.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the Properties without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              20

LOAN NO. 851445 - ST. CHARLES 18 CINE
-------------------------------------

Overview
--------
This Mortgage Loan is secured by a first mortgage on an 18-screen multiplex movie theater located in St. Charles, MO. The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851443 - Des Peres 14 Cine, Loan No. 851444 - O'Fallon 15 Cine, Loan No. 851446 - St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. On a combined basis, the overall debt service coverage ratio is 1.40x and the overall loan to value ratio is 60.6%. The Mortgage Loan was originated by Wells Fargo on December 31, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $10,394,590        PROPERTY TYPE:                       THEATER
GROSS MORTGAGE RATE:               8.255%             LOCATION:                            ST. CHARLES, MO
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:                1987/1997
FIRST PAYMENT DATE:                02/01/1999         SQUARE FEET:                         93,031
MATURITY DATE:                     01/01/2019         CUT-OFF DATE BALANCE/SCREEN:         $577,477
ORIGINAL AMORTIZATION:             240 MONTHS
ANNUAL DEBT SERVICE:               $1,073,998         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  07/31/2018         OCCUPANCY DATE:                      12/28/1998
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2018         APPRAISED VALUE:                     $16,500,000
ESCROWS                                               CUT-OFF DATE LTV:                    63.00%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         0.00%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $1,482,291
                                                      DSCR:                                1.40x
-------------------------------------------------------------------------------------------------------------

The Property
------------
St. Charles 18 Cine is a 93,031 square foot, 18-screen single story multiplex theater which shows first run titles. It was originally developed as an 8 screen theater in 1987 and was expanded by 10 screens in 1997. The property seats 3,731 and includes a state of the art concessions area and a large entertainment center. It also includes additional land upon which the theater can expand. The property is 100% leased to St. Charles Cine under a lease expiring January 2019.

The Borrower
------------
The borrowing entity is St. Charles Cine, LLC, a Missouri limited liability company with St. Charles Manager, Inc., a Missouri corporation, as the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower or managing member shall not be consolidated with the assets of Ronnie's Enterprises, Inc., a Missouri corporation ("Parent"), in the event of a bankruptcy or insolvency of Parent.

Management
----------
The property is managed by Wehrenberg Theaters, Inc. which is the lessee and an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $1,680 monthly to fund an escrow for future capital expenditures.

Release Provisions
------------------
The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851443 - Des Peres 14 Cine, Loan No. 851444 - O'Fallon 15 Cine, Loan No. 851446
- St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. The borrower has the right to uncross the loan subject to (i) payment of a release price equal to 125% of the then outstanding balance of the note, (ii) the remaining collateral must have a debt service coverage greater than or equal to 1.35x assuming a 10% debt constant, (iii) the blended loan to value ratio for the remaining collateral must be no greater than 70%, and (iv) the property cannot be released unless Halls Ferry 14 Cine and St. Clair 10 Cine have been released according to the terms of their loan documents.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              21

LOAN NO. 851443- DES PERES 14 CINE
----------------------------------

Overview
--------
This Mortgage Loan is secured by a first mortgage on a 14-screen multiplex movie theater located in Des Peres, MO. The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St Charles 18 Cine, Loan No. 851444 - O'Fallon 15 Cine, Loan No. 851446 - St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. On a combined basis, the overall debt service coverage ratio is 1.40x and the overall loan to value ratio is 60.6%. The Mortgage Loan was originated by Wells Fargo on December 31, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $8,606,060         PROPERTY TYPE:                       THEATER
GROSS MORTGAGE RATE:               8.255%             LOCATION:                            DES PERES, MO
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:                1972/1997
FIRST PAYMENT DATE:                02/01/1999         SQUARE FEET:                         74,103
MATURITY DATE:                     01/01/2019         CUT-OFF DATE BALANCE/SCREEN:         $614,719
ORIGINAL AMORTIZATION:             240 MONTHS
ANNUAL DEBT SERVICE:               $890,744           OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  07/31/2018         OCCUPANCY DATE:                      12/28/1998
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2018         APPRAISED VALUE:                     $12,500,000
ESCROWS                                               CUT-OFF DATE LTV:                    68.85%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         0.00%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $1,162,244
                                                      DSCR:                                1.30x
-------------------------------------------------------------------------------------------------------------

The Property
------------
Des Peres 14 Cine is a 74,103 square foot, 14-screen two-story multiplex theater which shows first run titles. 8 of the theaters have stadium seating. Of the total building area, 56,103 square feet is theater space and 18,000 square feet is office and storage. The property seats 2,336 and includes a concessions area and game room. The property is 100% leased to Des Peres Cine under two separate leases expiring January 2019.

The Borrower
------------
The borrowing entity is Des Peres Cine, LLC, a Missouri limited liability company with Des Peres Manager, Inc., a Missouri corporation, as the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower or managing member shall not be consolidated with the assets of Ronnie's Enterprises, Inc., a Missouri corporation ("Parent"), in the event of a bankruptcy or insolvency of Parent.

Management
----------
The property is managed by Wehrenberg Theaters, Inc. which is the lessee and an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $1,729 monthly to fund an escrow for future capital expenditures.

Release Provisions
------------------
The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St. Charles 18 Cine, Loan No. 851444 - O'Fallon 15 Cine, Loan No. 851446 - St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. The borrower has the right to uncross the loan subject to (i) payment of a release price equal to 125% of the then outstanding balance of the note, (ii) the remaining collateral must have a debt service coverage greater than or equal to 1.35x assuming a 10% debt constant, (iii) the blended loan to value ratio for the remaining collateral must be no greater than 70%, and (iv) the property cannot be released unless Halls Ferry 14 Cine and St. Clair 10 Cine have been released according to the terms of their loan documents.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              22

LOAN NO. 851444 - O'FALLON 15 CINE
----------------------------------

Overview
--------
This Mortgage Loan is secured by a first mortgage on a 15-screen multiplex movie theater located in O'Fallon, IL. The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St Charles 18 Cine, Loan No. 851443 - Des Peres 14 Cine, Loan No. 851446 - St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. On a combined basis, the overall debt service coverage ratio is 1.40x and the overall loan to value ratio is 60.6%. The Mortgage Loan was originated by Wells Fargo on December 31, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $6,731,735         PROPERTY TYPE:                       THEATER
GROSS MORTGAGE RATE:               8.255%             LOCATION:                            O'FALLON, IL
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:                1996
FIRST PAYMENT DATE:                02/01/1999         SQUARE FEET:                         52,871
MATURITY DATE:                     01/01/2019         CUT-OFF DATE BALANCE/SCREEN:         $448,782
ORIGINAL AMORTIZATION:             240 MONTHS
ANNUAL DEBT SERVICE:               $695,542           OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  07/31/2018         OCCUPANCY DATE:                      12/28/1998
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2018         APPRAISED VALUE:                     $11,500,000
ESCROWS                                               CUT-OFF DATE LTV:                    58.54%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         0.00%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $981,612
                                                      DSCR:                                1.40x
-------------------------------------------------------------------------------------------------------------

The Property
------------
O'Fallon 15 Cine is a 52,871 square foot, 15-screen two-story multiplex theater which shows first run titles. 7 of the theaters have stadium seating. It also includes additional land upon which the theater can expand. The property is 100% leased to O'Fallon Cine under a lease expiring January 2019.

The Borrower
------------
The borrowing entity is O'Fallon Cine, LLC, a Missouri limited liability company with O'Fallon, IL Manager, Inc., a Missouri corporation as the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower or managing member shall not be consolidated with the assets of Ronnie's Enterprises, Inc., a Missouri corporation ("Parent"), in the event of a bankruptcy or insolvency of Parent.

Management
----------
The property is managed by Wehrenberg Theaters, Inc. which is the lessee and an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $865 monthly to fund an escrow for future capital expenditures.

Release Provisions
------------------
The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St. Charles 18 Cine, Loan No. 851443 - Des Peres 14 Cine, Loan No. 851446 - St. Clair 10 Cine and Loan No. 851447 - Halls Ferry 14 Cine. The borrower has the right to uncross the loan subject to (i) payment of a release price equal to 125% of the then outstanding balance of the note, (ii) the remaining collateral must have a debt service coverage greater than or equal to 1.35x assuming a 10% debt constant, (iii) the blended loan to value ratio for the remaining collateral must be no greater than 70%, and (iv) the property cannot be released unless Halls Ferry 14 Cine and St. Clair 10 Cine have been released according to the terms of their loan documents.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              23

LOAN NO. 851446 - ST. CLAIR 10 CINE
-----------------------------------

Overview
--------
This Mortgage Loan is secured by a first mortgage on a 10-screen multiplex movie theater located in Fairview Heights, IL. The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St Charles 18 Cine, Loan No. 851443 - Des Peres 14 Cine, Loan No. 851444 - O'Fallon 15 Cine and Loan No. 851447 - Halls Ferry 14 Cine. On a combined basis, the overall debt service coverage ratio is 1.40x and the overall loan to value ratio is 60.6%. The Mortgage Loan was originated by Wells Fargo on December 31, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $2,969,883         PROPERTY TYPE:                     THEATER
GROSS MORTGAGE RATE:               8.255%             LOCATION:                          FAIRVIEW HEIGHTS, IL
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:              1986
FIRST PAYMENT DATE:                02/01/1999         SQUARE FEET:                       38,735
MATURITY DATE:                     01/01/2019         CUT-OFF DATE BALANCE/SCREEN:       $296,988
ORIGINAL AMORTIZATION:             240 MONTHS
ANNUAL DEBT SERVICE:               $306,857           OCCUPANCY:                         100.0%
LOCKOUT END DATE:                  07/31/2018         OCCUPANCY DATE:                    12/28/1998
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2018         APPRAISED VALUE:                   $5,900,000
ESCROWS                                               CUT-OFF DATE LTV:                  50.34%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                       0.00%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:            $537,958
                                                      DSCR:                              1.40x
-------------------------------------------------------------------------------------------------------------

The Property
------------
St.Clair 10 Cine is a 38,735 square foot, 10-screen single-story multiplex theater which shows first run titles. The theaters seat 2,198 and includes a state of the art concessions area and a large entertainment center. The property is 100% leased to St. Clair Cine under a lease expiring January 2019.

The Borrower
------------
The borrowing entity is St. Clair Cine, LLC, a Missouri limited liability company with St. Clair Manager, Inc., a Missouri corporation, as the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower or managing member shall not be consolidated with the assets of Ronnie's Enterprises, Inc., a Missouri corporation ("Parent"), in the event of a bankruptcy or insolvency of Parent.

Management
----------
The property is managed by Wehrenberg Theaters, Inc. which is the lessee and an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $1,168 monthly to fund an escrow for future capital expenditures.

Release Provisions
------------------
The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St. Charles 18 Cine, Loan No. 851443 - Des Peres 14 Cine, Loan No. 851444 - O'Fallon 15 Cine and Loan No. 851447 - Halls Ferry 14 Cine. The borrower has the right to uncross the loan subject to (i) payment of a release price equal to 110% of the then outstanding balance of the note, (ii) the remaining collateral must have a debt service coverage greater than or equal to 1.35x assuming a 10% debt constant, and (iii) the blended loan to value ratio for the remaining collateral must be no greater than 70%.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              24

LOAN NO. 851447 - HALLS FERRY 14 CINE
-------------------------------------

Overview
--------
This Mortgage Loan is secured by a first mortgage on a 14-screen multiplex movie theater located in St. Louis, MO. The Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 851445 - St Charles 18 Cine, Loan No. 851443 -
Des Peres 14 Cine, Loan No. 851444 - O'Fallon 15 Cine and Loan No. 851446 -
St. Clair 10 Cine. On a combined basis, the overall debt service coverage ratio is 1.40x and the overall loan to value ratio is 60.6%. The Mortgage Loan was originated by Wells Fargo on December 31, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $2,853,464         PROPERTY TYPE:                       THEATER
GROSS MORTGAGE RATE:               7.735%             LOCATION:                            ST. LOUIS, MO
INTEREST ACCRUAL METHOD:           30/360             YEAR BUILT/RENOVATED:                1978/1988
FIRST PAYMENT DATE:                06/01/1999         SQUARE FEET:                         53,129
MATURITY DATE:                     01/01/2009         CUT-OFF DATE BALANCE/SCREEN:         $203,819
ORIGINAL AMORTIZATION:             116 MONTHS
ANNUAL DEBT SERVICE:               $427,594           OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  07/31/2008         OCCUPANCY DATE:                      12/28/1998
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2008         APPRAISED VALUE:                     $6,400,000
ESCROWS                                               CUT-OFF DATE LTV:                    45.59%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         0.00%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $586,931
                                                      DSCR:                                1.40x
-------------------------------------------------------------------------------------------------------------

The Property
------------
Halls Ferry 14 Cine is a 53,129 square foot, 14-screen single-story multiplex theater which shows first run titles. It was originally developed as an 8 screen theater in 1978 and was expanded by 6 screens in 1988. The property seats 2,986 and includes a main concessions stand and a game room. It is 100% leased to Halls Ferry Cine under a lease expiring January 2009.

The Borrower
------------
The borrowing entity is Halls Ferry Cine, LLC, a Missouri limited liability company with Halls Ferry Manager, Inc., a Missouri corporation, as the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower or managing member shall not be consolidated with the assets of Ronnie's Enterprises, Inc., a Missouri corporation ("Parent"), in the event of a bankruptcy or insolvency of Parent.

Management
----------
The property is managed by Wehrenberg Theaters, Inc. which is the lessee and an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $1,141 monthly to fund an escrow for future capital expenditures.

Release Provisions
------------------
The Mortgage Loan is cross-collateralized and cross-defaulted with Loan
No. 851445 - St. Charles 18 Cine, Loan No. 851443 - Des Peres 14 Cine, Loan
No. 851444 - O'Fallon 15 Cine and Loan No. 851446 - St. Clair 10 Cine. The borrower has the right to uncross the loan subject to (i) payment of a release price equal to 110% of the then outstanding balance of the note, (ii) the remaining collateral must have a debt service coverage greater than or equal to 1.35x assuming a 10% debt constant, and (iii) the blended loan to value ratio for the remaining collateral must be no greater than 70%.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              25

LOAN NO. 851499 - PLEASANTON OFFICE PORTFOLIO LOAN
--------------------------------------------------

Overview
--------
This Mortgage Loan is a first mortgage loan secured, on a cross-collateralized and cross-defaulted basis, by 6 office properties situated in the Hacienda Business Park in Pleasanton, CA. The loan was originated by Wells Fargo on January 19, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $25,701,453        PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               7.425%             LOCATION:                            PLEASANTON, CA
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1983
FIRST PAYMENT DATE:                03/01/1999         SQUARE FEET:                         322,296
MATURITY DATE:                     02/01/2006         CUT-OFF DATE BALANCE/SQ. FT.:        $79.74
ORIGINAL AMORTIZATION:             360 MONTHS
ANNUAL DEBT SERVICE:               $2,148,890         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  08/31/2005         OCCUPANCY DATE:                      03/15/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          08/31/2005         APPRAISED VALUE:                     $42,850,000
ESCROWS                                               CUT-OFF DATE LTV:                    59.98%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         55.80%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $2,943,245
                                                      DSCR:                                1.37x
-------------------------------------------------------------------------------------------------------------

The Properties
--------------
The Properties consist of 6 buildings situated on 4 parcels; all buildings were developed in the mid 1980s and are described as follows:

         PROPERTY NAME          DESCRIPTION               SQ. FT.
         -------------          -----------               -------
         Amador I               1 story office             45,525
         Amador III             1 story office             82,944
         Arroyo Center          1-2 story office          104,741
         Rinconada              1-2 story office           89,086
                                                          -------
         Total                                            322,296

The Properties are part of the Hacienda Business Park, a major business park with 5.7 million square feet of office and R&D space located between San Francisco and the Silicon Valley.

Major tenants at the properties include Vanstar Corporation (89,086 square feet) under a lease expiring May 2006, Pacific Bell Communication (82,944 square feet) under a lease expiring April 2002, Hexcel Corp. (55,241 square feet) under a lease expiring September 2002, Topcon America Corp (49,500 square feet) under a lease expiring June 2004, and Lucent Technologies (45,525 square feet) under a lease expiring October 2004.

The Borrower
------------
The borrowing entity is Las Positas L.L.C., a Delaware limited liability company with two members. The managing member of the borrower is G and I II Las Positas L.L.C., a Delaware limited liability company, with G and I II Investment Las Positas Corp, a Delaware corporation as its managing member. The other member of the borrower is Skyline RE, a California limited partnership. Both the borrower and its managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the managing member of the borrower is required to have an independent director and a unanimous vote of directors in connection with the filing of the petition of bankruptcy. The lender has received from the borrower's counsel that, among other things, the assets of the borrower, the managing member of the borrower, and the managing member of the managing member shall not be consolidated with the assets of DRA Growth and Income Fund II, LLC, a Delaware limited liability company, in the event of a bankruptcy or insolvency of such party, the assets of borrower

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              26

shall not be consolidated with the assets of the managing member of the borrower in the event of a bankruptcy or insolvency of such party, and the assets of the borrower or the managing member of the borrower shall not be consolidated with the assets of G and I II Investment Las Positas Corp, a Delaware corporation, in the event of a bankruptcy or insolvency of such party.

Management
----------
The property is managed by DRA Advisers which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund $2,686 monthly to fund an escrow for future capital expenditures. Additionally, an escrow of $130,000, representing 125% of all major investment requirements estimated within the next three years, was funded at closing.

Release Provisions
------------------
The borrower has the right to uncross the properties subject to (i) payment of a release price equal to 110% of the then outstanding balance of the related note,
(ii) the remaining collateral must have a debt service coverage greater than or equal to 1.45x assuming a 8.60% debt constant, and (iii) the blended loan to value ratio for the remaining collateral must be no greater than 60%.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              27

LOAN NO. 18041 - 225 BROADWAY
-----------------------------

Overview
--------
This Mortgage Loan is secured by first mortgage on 225 Broadway, a 445,373 square foot office building located in the City Hall submarket of downtown Manhattan. The loan was originated by Bear Stearns on April 23, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $25,466,457        PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               7.39%              LOCATION:                            NEW YORK, NY
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1925/CONTINUOUSLY
FIRST PAYMENT DATE:                06/01/1999         SQUARE FEET:                         445,373
MATURITY DATE:                     05/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $57.18
ORIGINAL AMORTIZATION:             360 MONTHS
ANNUAL DEBT SERVICE:               $2,116,595         OCCUPANCY:                           94.5%
LOCKOUT END DATE:                  01/31/2009         OCCUPANCY DATE:                      04/19/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          01/31/2009         APPRAISED VALUE:                     $50,000,000
ESCROWS                                               CUT-OFF DATE LTV:                    50.93%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         44.95%
    INSURANCE:                     YES
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $3,494,584
                                                      DSCR:                                1.65x
-------------------------------------------------------------------------------------------------------------

The Property
------------
The property is a 44-story Class B office building situated at the southwest corner of Barclay Street and Broadway, immediately southwest of City Hall Park, in the City Hall submarket of downtown Manhattan. The majority of the building's approximately 140 tenants are small and medium sized law firms that work with the neighboring city and federal offices as well as utilize the state, federal and city courts. No tenant represents more than 4.2% of total NRA.

There are only four tenants that represent more than 3% of NRA, including the YMCA Retirement Fund (18,600 Sq.Ft.) under a lease expiring September 1999, NY County Defender Services (15,362 Sq.Ft.) under a lease expiring June 2007, Shapiro, Beilly & Rosenberg (15,362 Sq.Ft.) under a lease expiring December 2007 and Medical & Health Research Associates (14,360 Sq.Ft.) under a lease expiring July 2000.

The Borrower
------------
The borrowing entity is 225 Broadway Company, L.P. a New York limited partnership whose general partner is 225 Broadway SPE LLC, a New York limited liability company. Both the borrower and the general partner are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any party owning more than 49% interest in the borrower in the event of a bankruptcy or insolvency of such party.

Management
----------
The property is managed by Braun Management, Inc., which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. The borrower is also required to pay $9,279 monthly to fund an escrow for future capital expenditures. At closing, a reserve was established in the amount of $28,370 which represents the estimated cost to satisfy certain minor building code and other violations at the property.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              28

LOAN NO. 851550 - COMPUCOM SYSTEMS HEADQUARTERS
-----------------------------------------------

Overview
--------
This Mortgage Loan is secured by a 242,336 square foot, Class B+ office development, located in suburban Dallas, TX and 100% occupied by CompuCom Systems Inc. The loan was originated by Wells Fargo on March 31, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $22,921,816        PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               7.215%             LOCATION:                            DALLAS, TX
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1973/1997
FIRST PAYMENT DATE:                05/01/1999         SQUARE FEET:                         242,336
MATURITY DATE:                     04/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $94.59
ORIGINAL AMORTIZATION:             300 MONTHS
ANNUAL DEBT SERVICE:               $1,988,728         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  10/31/2008         OCCUPANCY DATE:                      03/24/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          10/31/2008         APPRAISED VALUE:                     $36,000,000
ESCROWS                                               CUT-OFF DATE LTV:                    63.67%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         51.46%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          NO                 UNDERWRITTEN CASH FLOW:              $3,090,786
                                                      DSCR:                                1.55x
-------------------------------------------------------------------------------------------------------------

The Property
------------
The property is known as the CompuCom Corporate Headquarters. It consists of two buildings originally developed in 1973 and substantially renovated in 1997 after being purchased by an affiliate of the tenant. The property is located in the Lake Forest area of suburban Dallas. The two buildings include Building A, an 8-story, elevator-served building containing 153,259 square feet and finished with a combination of open plan office and executive offices, and Building B, a 3-story, elevator served building containing 89,077 square feet used primarily for offices. The property is 100% leased to CompuCom Systems Inc. under a lease expiring March 2019.

The Borrower
------------
The borrowing entity is Delaware COMP LLC, a Delaware limited liability company with COMP (TX) Q.R.S. 11-42, Inc., a Delaware corporation, as the managing member, and Carey Institutional Properties, Inc. as a sole stockholder of the managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the managing member's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of Comp (TX) QRS 14-15, Inc. and Comp (TX) QRS 12-47, Inc. and Comp (TX) QRS 11-42, Inc. in the event of a bankruptcy or insolvency of such parties. And, the assets of the managing member shall not be consolidated with the assets of Carey Institutional Properties, Inc. in the event of the bankruptcy or insolvency of such party.

Management
----------
The property is managed by Carey Management LLC which is an affiliate of the borrower, however the Tenant is responsible for all operating expenses and maintenance of the buildings. According to the Deed of Trust, there was no management agreement in place at loan closing.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of the lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              29

LOAN NO. 851563 - KING STREET METRO PLACE - PHASE I
---------------------------------------------------

Overview
--------
This Mortgage Loan is secured by a 141,332 square foot Class A mixed-use building in Alexandria, VA. The loan was originated by Wells Fargo in April 16, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $22,366,917        PROPERTY TYPE:                       MIXED-USE
GROSS MORTGAGE RATE:               6.92%              LOCATION:                            ALEXANDRIA, VA
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1998
FIRST PAYMENT DATE:                06/01/1999         SQUARE FEET:                         141,332
MATURITY DATE:                     05/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $158.39
ORIGINAL AMORTIZATION:             360 MONTHS
ANNUAL DEBT SERVICE:               $1,773,914         OCCUPANCY:                           93.8%
LOCKOUT END DATE:                  11/30/2008         OCCUPANCY DATE:                      01/26/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          11/30/2008         APPRAISED VALUE:                     $33,400,000
ESCROWS                                               CUT-OFF DATE LTV:                    66.97%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         58.39%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          NO                 UNDERWRITTEN CASH FLOW:              $2,543,078
                                                      DSCR:                                1.43x
-------------------------------------------------------------------------------------------------------------

The Property
------------
Phase I of King Street Metro Place is a 6-story, elevator-served office building situated adjacent to the King Street Metro station in the Old Town section of Alexandria, VA. The property is part of a mixed-use development which includes Fairfield Suites time-share, a full-service Hilton hotel and a 577-space underground parking garage. The building was developed in 1998. Major tenants in the building include Burns, Doane, Swicker & Mathis (97,231 square feet) under a lease expiring October 2013, Dean Witter (11,980 square feet) under a lease expiring December 2008, and The Raven Group (10,465 square feet) under a lease expiring November 2003.

The Borrower
------------
The borrowing entity is King Street LLC, a Virginia limited liability company with King Street Office Inc. as its managing member. Both the borrower and the managing member are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any other affiliate (including King Street I LLC, King Street Office Inc., or H/P Commercial Services Inc.) in the event of a bankruptcy or insolvency of such parties.

Management
----------
The property is managed by The Peterson Co, which is affiliated with the borrowing entity.

Escrows
-------
The borrower is required to fund monthly escrow deposits in an amount sufficient to pay real estate taxes when due.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of the lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              30

LOAN NO. 851476 - 800 WEST EL CAMINO REAL
-----------------------------------------

Overview
--------
This Mortgage Loan is secured by a 117,128 square foot Class A office building situated in Mountain View, CA. The loan was originated by Wells Fargo on December 30, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $19,356,534        PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               6.97%              LOCATION:                            MOUNTAIN VIEW, CA
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1987/1998
FIRST PAYMENT DATE:                02/01/1999         SQUARE FEET:                         117,128
MATURITY DATE:                     01/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $165.47
ORIGINAL AMORTIZATION:             300 MONTHS
ANNUAL DEBT SERVICE:               $1,649,388         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  07/31/2008         OCCUPANCY DATE:                      02/13/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          07/31/2008         APPRAISED VALUE:                     $34,100,000
ESCROWS                                               CUT-OFF DATE LTV:                    56.76%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         45.70%
    INSURANCE:                     YES
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $3,121,134
                                                      DSCR:                                1.89x
-------------------------------------------------------------------------------------------------------------

The Property
------------
The property includes two three and four-story office buildings with open plazas and courtyards over a two-story 369 space subterranean garage. The buildings, originally developed in 1987, were designed by the firm of Skidmore Owings and Merrill and were substantially renovated and retenanted in 1998. The property is located in the Central Business District of Mountain View, CA. Major tenants include Sagent Technology Inc. (34,244 square feet) under a lease expiring October 2003, Pharsight Corp. (16,000 square feet) under a lease expiring September 2003, HQ Business Centers (15,233 square feet) under a lease expiring May 2008, Edelman PR (14, 791 square feet) under a lease expiring September 2004, Blue Pumpkin Software, Inc. (10,840 square feet) under a lease expiring November 2001, and ADC Telecommunications (10,416 square feet) under a lease expiring December 2003.

The Borrower
------------
The borrowing entity is Asset Growth Partners, a California limited partnership with El Camino Equity Manager as the general partner. Both the borrower and the general partner are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of the limited partners (including Rees Properties Inc., El Camino Equity Partners, LLC, Asset Growth Partners, a California limited partnership) or the general partner in the event of a bankruptcy or insolvency of such parties.

Management
----------
The property is managed by Rees Properties, Inc., which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in amounts sufficient to pay real estate taxes and insurance premiums when due. The borrower is also required to fund $2,440 monthly to fund an escrow for future capital expenditures. Additionally, the borrower is required to fund $8,333 monthly, during the first six years of the loan term, into an escrow for potential re-tenanting costs.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              31

LOAN NO. 9122 - TORREY RESERVE NORTH COURT
------------------------------------------

This Mortgage Loan is secured by a first mortgage lien on Torrey Reserve North Court, 2 office buildings totaling 130,641 square feet and located in the Torrey Reserve office park in the Del Mar Heights area of San Diego, CA. This loan is cross-collateralized and cross-defaulted with Loan No. [16465] - 3720 Arroyo Sorrento Road. On a combined basis, the overall debt service coverage ratio is 1.49x and the overall loan to value ratio is 64.6%.
This loan was originated by Bear Stearns May 26, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $18,286,568        PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               7.555%             LOCATION:                            SAN DIEGO, CA
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1998-1999
FIRST PAYMENT DATE:                07/01/1999         SQUARE FEET:                         130,641
MATURITY DATE:                     06/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $139.98
ORIGINAL AMORTIZATION:             360 MONTHS
ANNUAL DEBT SERVICE:               $1,543,754         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  05/31/2009         OCCUPANCY DATE:                      3/24/99
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          05/31/2009         APPRAISED VALUE:                     $28,400,000
ESCROWS                                               CUT-OFF DATE LTV:                    64.39%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         57.02%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $2,300,468
                                                      DSCR:                                1.49x
-------------------------------------------------------------------------------------------------------------

The Property
------------
Torrey Reserve North Court consists of two separate buildings, a four story, elevator-served office building with 75,117 square feet, and a three story, elevator served office building with 55,312 square feet. Both buildings are limestone and glass clad structures which are considered Class A within their market. Major tenants include the University of Phoenix (38,063 square feet) under a lease expiring April 2006, McDonald's Corporation (19,958 square feet) under a lease expiring August 2008, California Bank and Trust (19,211 square feet) under a lease expiring April, 2004 and Lockheed Martin (7,955 square feet) under a lease expiring December 2003.

The Borrower
------------
The borrowing entity is Pacific North Court Holdings, L.P. a California limited partnership with Pacific North Court Assets, Inc., a California corporation as its managing general partner. Both the borrower and the general partner are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any party considered having a principal interest in the borrower in the event of a bankruptcy or insolvency of such party.

Management
----------
The property is managed by American Assets, Inc., which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in an amount sufficient to pay real estate taxes when due. The borrower is also required to pay $1,087 monthly to fund an escrow for future capital expenditures. In the event borrower fails to provide lender with evidence satisfactory to lender of payment of property insurance premiums in accordance with the loan documents, borrower will be required to fund an escrow for insurance premiums from and after such failure. There is a reserve in the amount of $26,000 which is being held by lender as additional security for the completion of certain punchlist items relating to tenant improvements for California Bank & Trust.

Release Provisions
------------------
This Mortgage Loan is cross-collateralized and cross-defaulted with Loan #16465
- 3720 Arroyo Sorrento Road. Lender has the right to unilaterally uncross the loans. The borrower has the right to uncross the loans subject to (1) maintenance of a minimum DSCR greater than or equal to 1.40x for each of the remaining property, (2) maintenance of a maximum loan to value ratio of 75% for the property, (3)

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              32

continued compliance with the Single Purpose Entity requirements, and (4) no event of default having occurred prior to such release, and (5) satisfaction of the conditions described in Loan No. 16465.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of the lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              33

LOAN NO. 16465 - 3720 ARROYO SORRENTO ROAD
------------------------------------------

This Mortgage Loan is secured by a first mortgage lien on a single story commercial building with 7,666 square feet and located in the Torrey Reserve office park in the Del Mar Heights area of San Diego, CA. This loan is cross-collateralized and cross-defaulted with Loan No 9122 - Torrey Reserve North Court. This loan was originated by Bear Stearns May 26, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $949,303           PROPERTY TYPE:                       OFFICE
GROSS MORTGAGE RATE:               7.555%             LOCATION:                            SAN DIEGO, CA
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1998
FIRST PAYMENT DATE:                07/01/1999         SQUARE FEET:                         7,666
MATURITY DATE:                     06/01/2009         CUT-OFF DATE BALANCE/SQ. FT.:        $123.83
ORIGINAL AMORTIZATION:             360 MONTHS
ANNUAL DEBT SERVICE:               $80,140            OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  05/31/2009         OCCUPANCY DATE:                      03/24/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          05/31/2009         APPRAISED VALUE:                     $1,375,000
ESCROWS                                               CUT-OFF DATE LTV:                    69.04%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         61.14%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          YES                UNDERWRITTEN CASH FLOW:              $115,115
                                                      DSCR:                                1.44x
-------------------------------------------------------------------------------------------------------------

The Property
------------
3720 Arroyo Sorrento Road is a single story commercial building which is leased to ABC Children's Center under a lease which expires in September 2008.

The Borrower
------------
The borrowing entity is Pacific Torrey Daycare Holdings, L.P. a California limited partnership with Pacific Torrey Daycare Assets, Inc., a California corporation as its managing general partner. Both the borrower and the general partner are single purpose entities which do not engage in any business unrelated to the Mortgaged Property, do not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of any party owning more than 49% interest in the borrower in the event of a bankruptcy or insolvency of such party.

Management
----------
The property is managed by American Assets, Inc., which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in an amount sufficient to pay real estate taxes when due. The borrower is also required to pay $64 monthly to fund an escrow for future capital expenditures. In the event the borrower fails to provide the lender with evidence satisfactory to the lender of payment of property insurance premiums in accordance with the loan documents, the borrower will be required to fund an escrow for insurance premiums from and after such failure.

Release Provisions
------------------
This Mortgage Loan is cross-collateralized and cross-defaulted with Loan No. 9122 - Torrey Reserve North Court. Lender has the right to unilaterally uncross the loans. The borrower has the right to uncross the loans subject to
(1) maintenance of a minimum DSCR, at the time of the release, greater than or equal to 1.40x for the remaining property, (2) maintenance of a maximum loan to value ratio of 75% for the remaining properties, (3) establishment of a $250,000 lease rollover reserve for the 3720 Arroyo Sorrento Road property for vacancy loss, tenant improvements and leasing commissions, (4) continued compliance with the Single Purpose Entity requirements, and (5) no event of default having occurred prior to such release and (6) satisfaction of the conditions described in the summary of Loan No. 9122.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of the lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              34

LOAN NO. 851087 - AMC THEATERS
------------------------------

Overview
--------
This Mortgage Loan is secured by a 24-screen megaplex AMC Theater situated in Westminster, CO. The loan was originated by Wells Fargo on June 11, 1998.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $18,489,569        PROPERTY TYPE:                       THEATER
GROSS MORTGAGE RATE:               7.37%              LOCATION:                            WESTMINSTER, CO
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1998
FIRST PAYMENT DATE:                08/01/1998         SQUARE FEET:                         90,000
MATURITY DATE:                     07/01/2018         CUT-OFF DATE BALANCE/SCREEN:         $770,399
ORIGINAL AMORTIZATION:             240 MONTHS
ANNUAL DEBT SERVICE:               $1,809,099         OCCUPANCY:                           100.0%
LOCKOUT END DATE:                  01/31/2018         OCCUPANCY DATE:                      02/18/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          01/31/2018         APPRAISED VALUE:                     $26,550,000
ESCROWS                                               CUT-OFF DATE LTV:                    69.64%
    REAL ESTATE TAXES:             NO                 BALLOON LTV:                         2.63%
    INSURANCE:                     NO
    REPLACEMENT RESERVES:          NO                 UNDERWRITTEN CASH FLOW:              $2,357,285
                                                      DSCR:                                1.30x
-------------------------------------------------------------------------------------------------------------

The Property
------------
The property is a recently constructed 24-screen, state-of-the-art megaplex AMC Theater with 5,100 stadium-style seats. It is located in Westminster, CO, approximately 12 miles southeast of the city of Boulder, CO. The property is 100% leased to American Multi-Cinema, Inc. under a lease expiring March 2018.

The Borrower
------------
The borrowing entity is Excel Westminster AMC, Inc., a Delaware corporation. The borrower is a single purpose entity which does not engage in any business unrelated to the Mortgaged Property, does not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan. Additionally, the borrowing entity's organizational documents require an independent director and the unanimous vote of directors and/or members of the borrower in connection with the filing of a petition in bankruptcy. The lender received an opinion from borrower's counsel that, among other things, the assets of the borrower shall not be consolidated with the assets of Excel Legacy Corporation or any other entity in the event of a bankruptcy or insolvency of such parties.

Management
----------
The property is managed by Excel Realty Trust, Inc., which is not an affiliate of the borrower.

Additional Debt
---------------
The borrower may not encumber or otherwise transfer the property without the prior written consent of lender.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-WF2
--------------------------------------------------------------------------------
                                                                              35

LOAN NO. 25764 - BRINKLEY HOUSE APARTMENTS
------------------------------------------

Overview
--------
This Mortgage loan is secured by a 635 unit garden apartment complex located in Oxon Hill, MD. The loan was originated by Bear Stearns on May 18, 1999.

-------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $15,986,768        PROPERTY TYPE:                       MULTIFAMILY
GROSS MORTGAGE RATE:               6.955%             LOCATION:                            OXON HILL, MD
INTEREST ACCRUAL METHOD:           ACTUAL/360         YEAR BUILT/RENOVATED:                1987-1992
FIRST PAYMENT DATE:                07/01/1999         UNITS:                               635
MATURITY DATE:                     06/01/2009         CUT-OFF DATE BALANCE/UNIT:           $25,176
ORIGINAL AMORTIZATION:             360
ANNUAL DEBT SERVICE:               $1,271,583         OCCUPANCY:                           96.9%
LOCKOUT END DATE:                  04/30/2009         OCCUPANCY DATE:                      02/26/1999
CALL PROTECTION:                   DEFEASANCE
CALL PROTECTION END DATE:          04/30/2009         APPRAISED VALUE:                     $27,000,000
ESCROWS                                               CUT-OFF DATE LTV:                    59.21%
    REAL ESTATE TAXES:             YES                BALLOON LTV:                         51.63%
    INSURANCE:                     YES
    REPLACEMENT RESERVES:          NO                 UNDERWRITTEN CASH FLOW:              $2,232,105
                                                      DSCR:                                1.76x
-------------------------------------------------------------------------------------------------------------

The Property
------------
Brinkley House Apartments consists of 106 3-story brick apartment buildings with a total of 635 units. The property is located in Oxon Hill, MD in the Washington, DC MSA. The property's amenities include a swimming pool and children's playgrounds. Each unit includes a full modern kitchen including a dishwasher, washing machine and dryer.

The Borrower
------------
The borrowing entity is Brinkley Associates LLP, a Maryland limited liability partnership with Calvin Cafritz and Maurice Lipnick as managing partners. The borrower is a single purpose entity which does not engage in any business unrelated to the Mortgaged Property, does not have any assets other than the Mortgaged Property or any indebtedness other than the Mortgage Loan.

Management
----------
The property is managed by the Cafritz Company, which is an affiliate of the borrower.

Escrows
-------
The borrower is required to fund monthly escrow deposits in an amount sufficient to pay real estate taxes and insurance premiums when due. In the event the lender, in its sole discretion, determines that the property is not being properly maintained, the borrower will be required to pay an escrow for future capital expenditures in the amount of $13,229 per month.

Additional Debt
---------------
The borrower is permitted to incur additional debt of no more than $800,000 provided that (i) the documentation is acceptable to lender, (ii) the additional debt is not secured by the property, (iii) the additional debt is not transferable without lender's consent, and (iv) the holder of the additional debt cannot demand payment on the additional debt at any time that the Mortgage Loan is outstanding.

--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:32 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                BSCMS-99WF2 CLASS A1 (A1    ) AAA RATED TRANCHE
               ORIG BAL 338,780,000 FAC 1.00000 COUP 6.860 MAT / /
                       WAC- 7.180(0.000) WAM-04/2023(286)

PRICE/YIELD VIEW * No Prepay During Yield Mat. * Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: A1(A1   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          5.700      5.585        5.510         5.461        5.426         5.401       5.247        AVG. LIFE
          08/99      08/99        08/99         08/99        08/99         08/99       08/99        1ST PRIN
          09/08      09/08        09/08         08/08        08/08         07/08       05/08        LAST PRIN
--------------------------------------------------------------------------------------------------------------
100:16    6.788      6.788        6.788         6.788         6.788        6.788       6.785        Yield
          4.48       4.40         4.35          4.32          4.29         4.27        4.16         Duration
--------------------------------------------------------------------------------------------------------------
100:20    6.760      6.760        6.759         6.759         6.759        6.759       6.755        Yield
          4.48       4.40         4.35          4.32          4.29         4.28        4.17         Duration
--------------------------------------------------------------------------------------------------------------
100:24    6.732      6.731        6.731         6.730         6.730        6.730       6.725        Yield
          4.48       4.40         4.35          4.32          4.30         4.28        4.17         Duration
--------------------------------------------------------------------------------------------------------------
100:28    6.704      6.703        6.702         6.702         6.701        6.701       6.696        Yield
          4.48       4.41         4.36          4.32          4.30         4.28        4.17         Duration
--------------------------------------------------------------------------------------------------------------
101: 0    6.677      6.675        6.674         6.673         6.672        6.672       6.666        Yield
          4.48       4.41         4.36          4.32          4.30         4.28        4.17         Duration
--------------------------------------------------------------------------------------------------------------
101: 4    6.649      6.647        6.645         6.644         6.644        6.643       6.636        Yield
          4.49       4.41         4.36          4.33          4.30         4.28        4.18         Duration
--------------------------------------------------------------------------------------------------------------
101: 8    6.622      6.619        6.617         6.616         6.615        6.614       6.607        Yield
          4.49       4.41         4.36          4.33          4.30         4.29        4.18         Duration
--------------------------------------------------------------------------------------------------------------
101:12    6.594      6.591        6.589         6.587         6.586        6.585       6.577        Yield
          4.49       4.42         4.37          4.33          4.31         4.29        4.18         Duration
--------------------------------------------------------------------------------------------------------------
101:16    6.567      6.563        6.561         6.559         6.558        6.557       6.548        Yield
          4.49       4.42         4.37          4.33          4.31         4.29        4.18         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:33 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                 BSCMS-99WF2 CLASS A2 (A2   ) AAA Rated Tranche
               ORIG BAL 525,789,000 FAC 1.00000 COUP 7.100 MAT / /
                       WAC- 7.180(0.000) WAM-04/2023(286)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: A2 (A2   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          9.685      9.675        9.667         9.659        9.651         9.641       9.421        AVG. LIFE
          09/08      09/08        09/08         08/08        08/08         07/08       05/08        1ST PRIN
          06/09      06/09        06/09         06/09        06/09         06/09       06/09        LAST PRIN
--------------------------------------------------------------------------------------------------------------
100:24    7.056      7.056        7.056         7.056        7.055         7.055       7.053        Yield
          6.82       6.82         6.81          6.81         6.81          6.80        6.69         Duration
--------------------------------------------------------------------------------------------------------------
100:28    7.038      7.038        7.037         7.037        7.037         7.037       7.034        Yield
          6.83       6.82         6.82          6.81         6.81          6.80        6.69         Duration
--------------------------------------------------------------------------------------------------------------
101: 0    7.019      7.019        7.019         7.019        7.019         7.019       7.016        Yield
          6.83       6.82         6.82          6.82         6.81          6.81        6.70         Duration
--------------------------------------------------------------------------------------------------------------
101: 4    7.001      7.001        7.001         7.001        7.001         7.001       6.997        Yield
          6.83       6.83         6.82          6.82         6.81          6.81        6.70         Duration
--------------------------------------------------------------------------------------------------------------
101: 8    6.983      6.983        6.983         6.983        6.983         6.983       6.979        Yield
          6.83       6.83         6.82          6.82         6.82          6.81        6.70         Duration
--------------------------------------------------------------------------------------------------------------
101:12    6.965      6.965        6.965         6.965        6.965         6.964       6.960        Yield
          6.84       6.83         6.83          6.82         6.82          6.81        6.70         Duration
--------------------------------------------------------------------------------------------------------------
101:16    6.947      6.947        6.947         6.947        6.947         6.946       6.942        Yield
          6.84       6.83         6.83          6.83         6.82          6.82        6.71         Duration
--------------------------------------------------------------------------------------------------------------
101:20    6.929      6.929        6.929         6.929        6.929         6.928       6.924        Yield
          6.84       6.84         6.83          6.83         6.82          6.82        6.71         Duration
--------------------------------------------------------------------------------------------------------------
101:24    6.911      6.911        6.911         6.911        6.911         6.910       6.905        Yield
          6.84       6.84         6.83          6.83         6.83          6.82        6.71         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:35 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                     BSCMS-99WF2 CLASS B (B   ) AA RATED SUB
               ORIG BAL 43,229,000 FAC 1.00000 COUP 7.326 MAT / /
                       WAC- 7.180( 0.000) WAM-04/2023(286)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: B (B   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          10.020     10.014       10.011        10.008       10.006        10.004      9.956        AVG. LIFE
          06/09      06/09        06/09         06/09        06/09         06/09       06/09        1ST PRIN
          07/09      07/09        07/09         07/09        07/09         07/09       06/09        LAST PRIN
--------------------------------------------------------------------------------------------------------------
101: 0    7.175      7.177        7.179         7.180        7.181         7.182       7.190        Yield
          6.95       6.95         6.94          6.94         6.94          6.94        6.92         Duration
--------------------------------------------------------------------------------------------------------------
101: 4    7.157      7.159        7.161         7.163        7.163         7.164       7.172        Yield
          6.95       6.95         6.95          6.95         6.94          6.94        6.92         Duration
--------------------------------------------------------------------------------------------------------------
101: 8    7.139      7.142        7.144         7.145        7.146         7.146       7.154        Yield
          6.95       6.95         6.95          6.95         6.95          6.95        6.92         Duration
--------------------------------------------------------------------------------------------------------------
101:12    7.121      7.124        7.126         7.127        7.128         7.129       7.137        Yield
          6.96       6.95         6.95          6.95         6.95          6.95        6.92         Duration
--------------------------------------------------------------------------------------------------------------
101:16    7.104      7.106        7.108         7.109        7.110         7.111       7.119        Yield
          6.96       6.96         6.95          6.95         6.95          6.95        6.93         Duration
--------------------------------------------------------------------------------------------------------------
101:20    7.086      7.089        7.090         7.092        7.092         7.093       7.101        Yield
          6.96       6.96         6.96          6.96         6.95          6.95        6.93         Duration
--------------------------------------------------------------------------------------------------------------
101:24    7.068      7.071        7.073         7.074        7.075         7.075       7.083        Yield
          6.96       6.96         6.96          6.96         6.96          6.96        6.93         Duration
--------------------------------------------------------------------------------------------------------------
101:28    7.051      7.053        7.055         7.056        7.057         7.058       7.066        Yield
          6.97       6.96         6.96          6.96         6.96          6.96        6.93         Duration
--------------------------------------------------------------------------------------------------------------
102: 0    7.033      7.036        7.037         7.039        7.039         7.040       7.048        Yield
          6.97       6.97         6.96          6.96         6.96          6.96        6.94         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:36 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                     BSCMS-99WF2 CLASS C (C   ) A RATED SUB
               ORIG BAL 43,229,000 FAC 1.00000 COUP 7.376 MAT / /
                       WAC- 7.180(0.000) WAM-04/2023(286)

PRICE/VIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: C (C   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          10.079     10.054       10.047        10.045       10.044        10.043      10.031       AVG. LIFE
          07/09      07/09        07/09         07/09        07/09         07/09       06/09        1ST PRIN
          02/10      11/09        10/09         10/09        09/09         09/09       09/09        LAST PRIN
--------------------------------------------------------------------------------------------------------------
100: 4    7.351      7.354        7.356         7.357         7.358        7.359       7.368         Yield
          6.94       6.93         6.93          6.93          6.92         6.92        6.92          Duration
--------------------------------------------------------------------------------------------------------------
100: 8    7.333      7.336        7.338         7.339         7.340        7.341       7.350         Yield
          6.94       6.93         6.93          6.93          6.93         6.93        6.92          Duration
--------------------------------------------------------------------------------------------------------------
100:12    7.315      7.318        7.320         7.321         7.322        7.323       7.332         Yield
          6.95       6.94         6.93          6.93          6.93         6.93        6.92          Duration
--------------------------------------------------------------------------------------------------------------
100:16    7.297      7.300        7.302         7.303         7.304        7.305       7.314         Yield
          6.95       6.94         6.93          6.93          6.93         6.93        6.93          Duration
--------------------------------------------------------------------------------------------------------------
100:20    7.279      7.282        7.284         7.285         7.286        7.287       7.296         Yield
          6.95       6.94         6.94          6.94          6.94         6.93        6.93          Duration
--------------------------------------------------------------------------------------------------------------
100:24    7.262      7.264        7.266         7.267         7.268        7.269       7.278         Yield
          6.96       6.94         6.94          6.94          6.94         6.94        6.93          Duration
--------------------------------------------------------------------------------------------------------------
100:28    7.244      7.246        7.248         7.250         7.250        7.251       7.260         Yield
          6.96       6.95         6.94          6.94          6.94         6.94        6.93          Duration
--------------------------------------------------------------------------------------------------------------
101: 0    7.226      7.229        7.230         7.232         7.233        7.233       7.242         Yield
          6.96       6.95         6.94          6.94          6.94         6.94        6.94          Duration
--------------------------------------------------------------------------------------------------------------
101: 4    7.208      7.211        7.213         7.214         7.215        7.215       7.225         Yield
          6.96       6.95         6.95          6.95          6.95         6.94        6.94          Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:36 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                   BSCMS-99WF2 CLASS D (D   ) A- RATED TRANCHE
               ORIG BAL 10,807,000 FAC 1.00000 COUP 7.376 MAT / /
                       WAC- 7.180(0.000) WAM-04/2023(286)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: D (D   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          11.025     10.841       10.760        10.729       10.715        10.708      10.701       AVG. LIFE
          02/10      11/09        10/09         10/09        09/09         09/09       09/09        1ST PRIN
          10/10      10/10        09/10         09/10        09/10         09/10       09/10        LAST PRIN
--------------------------------------------------------------------------------------------------------------
99: 0     7.505      7.510        7.513         7.514        7.515         7.516       7.525        Yield
          7.34       7.26         7.22          7.21         7.20          7.20        7.20         Duration
--------------------------------------------------------------------------------------------------------------
99: 4     7.488      7.493        7.495         7.497        7.498         7.499       7.507        Yield
          7.34       7.26         7.23          7.21         7.21          7.20        7.20         Duration
--------------------------------------------------------------------------------------------------------------
99: 8     7.470      7.475        7.478         7.479        7.480         7.481       7.490        Yield
          7.35       7.27         7.23          7.22         7.21          7.21        7.20         Duration
--------------------------------------------------------------------------------------------------------------
99:12     7.453      7.458        7.461         7.462        7.463         7.464       7.472        Yield
          7.35       7.27         7.23          7.22         7.21          7.21        7.21         Duration
--------------------------------------------------------------------------------------------------------------
99:16     7.436      7.441        7.443         7.445        7.446         7.446       7.455        Yield
          7.35       7.27         7.24          7.22         7.22          7.21        7.21         Duration
--------------------------------------------------------------------------------------------------------------
99:20     7.419      7.423        7.426         7.427        7.428         7.429       7.438        Yield
          7.36       7.28         7.24          7.23         7.22          7.22        7.21         Duration
--------------------------------------------------------------------------------------------------------------
99:24     7.402      7.406        7.408         7.410        7.411         7.411       7.420        Yield
          7.36       7.28         7.24          7.23         7.22          7.22        7.21         Duration
--------------------------------------------------------------------------------------------------------------
99:28     7.385      7.389        7.391         7.393        7.393         7.394       7.403        Yield
          7.36       7.28         7.24          7.23         7.22          7.22        7.22         Duration
--------------------------------------------------------------------------------------------------------------
100: 0    7.368      7.372        7.374         7.375        7.376         7.377       7.385        Yield
          7.37       7.28         7.25          7.23         7.23          7.22        7.22         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:38 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                  BSCMS-99WF2 CLASS E (E    )BBB RATED TRANCHE
               ORIG BAL 27,018,000 FAC 1.00000 COUP 7.376 MAT / /
                       WAC- 7.180( 0.000) WAM-04/2023(286)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: E (E   )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          12.340     12.326       12.316        12.309       12.306        12.304      12.300       AVG. LIFE
          10/10      10/10        09/10         09/10        09/10         09/10       09/10        IST PRIN
          11/12      11/12        11/12         11/12        11/12         11/12       11/12        LAST PRIN
--------------------------------------------------------------------------------------------------------------
97:10     7.714       7.718       7.720         7.722         7.722        7.723       7.732        Yield
          7.83        7.83        7.82          7.82          7.82         7.82        7.81         Duration
--------------------------------------------------------------------------------------------------------------
97:14     7.698       7.702       7.704         7.705         7.706        7.707       7.715        Yield
          7.84        7.83        7.83          7.82          7.82         7.82        7.82         Duration
--------------------------------------------------------------------------------------------------------------
97:18     7.682       7.685       7.687         7.689         7.690        7.690       7.699        Yield
          7.84        7.83        7.83          7.83          7.82         7.82        7.82         Duration
--------------------------------------------------------------------------------------------------------------
97:22     7.665       7.669       7.671         7.672         7.673        7.674       7.682        Yield
          7.84        7.84        7.83          7.83          7.83         7.83        7.82         Duration
--------------------------------------------------------------------------------------------------------------
97:26     7.649       7.653       7.655         7.656         7.657        7.658       7.666        Yield
          7.85        7.84        7.84          7.83          7.83         7.83        7.83         Duration
--------------------------------------------------------------------------------------------------------------
97:30     7.633       7.636       7.638         7.640         7.641        7.641       7.650        Yield
          7.85        7.84        7.84          7.84          7.83         7.83        7.83         Duration
--------------------------------------------------------------------------------------------------------------
98: 2     7.617       7.620       7.622         7.624         7.624        7.625       7.633        Yield
          7.85        7.85        7.84          7.84          7.84         7.84        7.83         Duration
--------------------------------------------------------------------------------------------------------------
98: 6     7.600       7.604       7.606         7.607         7.608        7.609       7.617        Yield
          7.86        7.85        7.85          7.84          7.84         7.84        7.84         Duration
--------------------------------------------------------------------------------------------------------------
98:10     7.584       7.588       7.590         7.591         7.592        7.593       7.601        Yield
          7.86        7.85        7.85          7.85          7.84         7.84        7.84         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                          June 09, 1999
caputo                                                             02:38 AM EDT
                                   BSCMS-99WF2                      Page 1 of 1
--------------------------------------------------------------------------------
                  BSCMS-99WF2 CLASS F (F   ) BBB- RATED TRANCHE
                ORIG BAL 10,807,000 FAC 1.00000 COUP 7.376 MAT / /
                       WAC- 7.180(0.000) WAM-04/2023(286)
PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons
SETTLE DATE 01-Jul-1999 CURVE DATE 09-Jun-1999 Tranche: F(F    )

--------------------------------------------------------------------------------------------------------------
          0% CPP     10% CPP      20% CPP       30% CPP      40% CPP       50% CPP     100% CPP     PREPAY
          NO_LOSS    NO_LOSS      NO_LOSS       NO_LOSS      NO_LOSS       NO_LOSS     NO_LOSS      LOSSES
PRICE     5.0797%    5.0797%      5.0797%       5.0797%      5.0797%       5.0797%     5.0797%      1YR_TRES
          13.789     13.775       13.766        13.759       13.752        13.747      13.690       AVG. LIFE
          11/12      11/12        11/12         11/12        11/12         11/12       11/12        1ST PRIN
          08/13      08/13        07/13         07/13        07/13         06/13       05/13        LAST PRIN
--------------------------------------------------------------------------------------------------------------
90:27     8.526      8.530        8.532         8.533        8.535         8.535       8.546        Yield
          8.15       8.14         8.14          8.14         8.14          8.13        8.11         Duration
--------------------------------------------------------------------------------------------------------------
90:31     8.509      8.513        8.515         8.517        8.518         8.519       8.529        Yield
          8.15       8.15         8.15          8.14         8.14          8.14        8.12         Duration
--------------------------------------------------------------------------------------------------------------
91: 3     8.492      8.496        8.498         8.500        8.501         8.502       8.512        Yield
          8.16       8.15         8.15          8.15         8.14          8.14        8.12         Duration
--------------------------------------------------------------------------------------------------------------
91: 7     8.475      8.479        8.481         8.483        8.484         8.485       8.495        Yield
          8.16       8.16         8.15          8.15         8.15          8.15        8.13         Duration
--------------------------------------------------------------------------------------------------------------
91:11     8.458      8.462        8.465         8.466        8.467         8.468       8.479        Yield
          8.17       8.16         8.16          8.16         8.15          8.15        8.13         Duration
--------------------------------------------------------------------------------------------------------------
91:15     8.442      8.445        8.448         8.449        8.450         8.451       8.462        Yield
          8.17       8.17         8.16          8.16         8.16          8.16        8.13         Duration
--------------------------------------------------------------------------------------------------------------
91:19     8.425      8.429        8.431         8.433        8.434         8.435       8.445        Yield
          8.18       8.17         8.17          8.16         8.16          8.16        8.14         Duration
--------------------------------------------------------------------------------------------------------------
91:23     8.408      8.412        8.414         8.416        8.417         8.418       8.428        Yield
          8.18       8.18         8.17          8.17         8.17          8.16        8.14         Duration
--------------------------------------------------------------------------------------------------------------
91:27     8.392      8.395        8.398         8.399        8.400         8.401       8.412        Yield
          8.19       8.18         8.18          8.17         8.17          8.17        8.15         Duration
--------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.